Exhibit 10.3

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

AMENDMENT 4 TO

CONTRACT

BETWEEN

TERRESTAR NETWORKS INC. AND HUGHES NETWORK SYSTEMS, LLC

FOR DESIGN, DEVELOPMENT AND SUPPLY OF

SATELLITE BASE STATION SUBSYSTEM (S-BSS)

This Amendment 4 to Contract (the “Amendment”) is made as of July 16, 2009 (the “Amendment Effective Date” or “EDA”) by and between Hughes Network Systems, LLC (the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland, 20876, and TerreStar Networks Inc., a corporation organized under the laws of Delaware with its principal place of business at One Discovery Square, Suite 600, 12010 Sunrise Valley Drive, Reston, Virginia 20190 (“TerreStar”). As used herein, Contractor and TerreStar may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, TerreStar has contracted with Contractor for the design, development and supply of an S-BSS and related Deliverable Items under the contract between the Parties titled “Contract Between TerreStar Networks Inc. and Contractor for Design, Development and Supply of Satellite Base Station Subsystem (S-BSS),” dated February 6, 2007, as amended by that certain Addendum and Amendment to Contract between the Parties dated April 13, 2007, and as further amended by that second Amendment to Contract between the Parties dated August 1, 2008 and that third Amendment to Contract between the Parties dated March 9, 2009 (collectively the “Contract”); and

WHEREAS, the Parties desire to amend the Contract to revise the Milestone schedule and payment plan as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties hereby agree to the following:

I. The Contract is hereby amended as follows:

1. Deleted Exhibits. On the Amendment Effective Date the following Exhibits to the Contract shall be deleted in their entirety and replaced with the revised versions of such Exhibits which are described in Article I-2 below and which are attached to this Amendment:

(a)	Exhibit A – S-BSS Statement of Work;

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

(b)	Exhibit B – S-BSS Functional Requirements

(c)	Exhibit C – S-BSS Price and Payment Milestone Schedule;

(d)	Exhibit A2 – TerreStar Satellite Chipset Statement of Work;

(e)	Exhibit B2 – TerreStar Chipset Functional Requirements

(f)	Exhibit C2 – TerreStar Chipset Price and Payment Milestone Schedule.

2. Replacement Exhibits. The following Exhibits, which are attached to this Amendment, shall replace the corresponding Exhibits described in Article I-1 above:

(a)	Exhibit A, Revision 3.2 – S-BSS Statement of Work

(b)	Exhibit B, Revision 4.4 S-BSS Functional Requirements

(c)	Exhibit C, Revision 5.1 – S-BSS Price and Payment Milestone Schedule;

(d)	Exhibit A2, Revision 2.4 – TerreStar Satellite Chipset Statement of Work;

(e)	Exhibit B2, Revision 5.5 TerreStar Chipset Functional Requirements

(f)	Exhibit C2, Revision 3.3 – TerreStar Chipset Price and Payment Milestone Schedule.

All other Exhibits to the Contract shall remain in full force and effect, except to the extent the same are expressly amended herein.

3. Article 3.B (Liquidated Damages). Article 3.B (Liquidated Damages) is hereby amended to read as follows:

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

Contractor acknowledges that time is of the essence with respect to the Milestone Schedule and timely delivery of the Work, and that if Contractor fails to meet the Key Milestones by [***], TerreStar may incur substantial damages that will be difficult to calculate. If Contractor fails to complete the Key Milestones by [***], then Contractor shall pay liquidated damages in accordance with Article 18.

4. Article 5.B (S-BSS Acceptance). Article 5.B, first paragraph is hereby amended to read as follows:

Provisional Acceptance Testing shall be conducted during the Operational Verification Phase for Release 1.1, once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Release 1.1 and prior Releases, and has successfully achieved all previous Milestones for Release 1.1 and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for Release 1.1 (as described in Exhibit A)). If at any time TerreStar places the TerreStar Network (including the S-BSS) into commercial revenue-generating operation prior to TerreStar having granted Provisional Acceptance, then Provisional Acceptance shall be deemed to have occurred.

5. Article 5.C (Satellite Chipset Acceptance). Article 5.C, third and fourth paragraphs are hereby amended to read as follows:

Satellite Chipset Phase 2 Final Acceptance shall be conducted during the~~a~~ Phase 2 Lab Integration Test with SBSS Release 1.5, once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Chipset Phase 2 and prior Releases, and has successfully achieved all previous Milestones for Chipset Phase 2 and prior Releases (as described in Exhibit A2).

The Contractor is not responsible for “Type Approvals” for the Satellite Chipset. TerreStar shall conduct Acceptance Testing in accordance with the applicable testing procedures specified in Exhibit A2 hereto. Contractor shall support TerreStar in all phases of Acceptance Testing, in accordance with Exhibit A2 hereto. Following completion of the applicable Acceptance Testing, Contractor shall provide TerreStar with a written report specifying the tests that were performed, whether the tests were successfully completed, and identifying any problems, defects or anomalies that were identified through such testing. TerreStar shall notify Contractor of its

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

acceptance or rejection of the applicable Work within fifteen (15) Business Days after completion of the applicable Acceptance Testing and receipt of Contractor’s report. Should TerreStar not respond to a the aforementioned written report submitted by Contractor for approval of the relevant Acceptance test within 15 business days, the relevant Acceptance event for the applicable Release shall be deemed to have occurred. In the event of rejection of the Work due to failure of the Work to meet the Specifications and/or the other requirements of this Contract with respect to the applicable Release, Contractor shall promptly correct the Work and shall re-deliver the corrected Work to TerreStar, and such Work shall be subject to further testing to verify that the problems have been corrected. The preceding process shall be repeated as necessary until all such problems have been corrected at which time, TerreStar shall accept the Work associated with such Release in writing. Notwithstanding the foregoing, nothing herein shall limit TerreStar’s rights to pursue its available remedies (including any right to terminate this Contract for cause) in the event that the Work is not accepted for any reason or is not accepted by the dates scheduled herein.

6. Article 9.D (Warranty Period). Article 9D is hereby amended to read as follows:

D. Warranty Period. With respect to each Deliverable Item or Service associated with the S-BSS Work, these warranty and support obligations shall run for a period of one (1) year from the completion of Technical Verification Review for Release 1.1 (the “S-BSS Warranty Period”). With respect to the Chipset Work, these warranty and support obligations shall run for a period of one (1) year from Acceptance of Phase 1 (the “Chipset Warranty Period”). With respect to the Deliverable Items or Service, TerreStar may purchase an extended Warranty as provided for in Exhibit D and D2.

7. Article 10.C (Key Personnel). Article 10.C Item 2. is hereby amended to read as follows:

(1)	Contract Program Manager: [***]

(2)	Engineering Manager; [***]

8. Article 18.A (Liquidated Damages). Article 18.A (Liquidated Damages) is hereby amended to read as follows:

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

A. Liquidated Damages. In the event that the relevant Key Milestone is not completed as specified therefore in Exhibit A by [***], then Contractor shall pay liquidated damages, which are not intended to be, and shall not be construed as, a penalty, for each calendar day of delay after [***]. Contractor shall pay TerreStar:

With respect to the S-BSS Work, for each thirty (30) day period after [***], liquidated damages for each day of additional delay during such thirty-day period shall be equal to [***] percent ([***]%) of the total S-BSS Purchase Price multiplied by 1/30.

With respect to the Chipset Work, for each thirty (30) day period after [***], liquidated damages for each day of additional delay during such thirty-day period shall be equal to [***] percent ([***]%) of the portion of the Chipset Purchase Price applicable to Phase 1 of the Chipset Work as set forth in Exhibit C2 (the “Phase 1 Chipset Purchase Price”) multiplied by 1/30.

The total accumulated liquidated damages payable by Contractor under this Contract for delays in meeting the Key Milestone Date with respect to the S-BSS Work shall not exceed [***] percent ([***]%) of the total S-BSS Purchase Price and with respect to the Chipset Work shall not exceed [***] percent ([***]%) of the Phase 1 Satellite Chipset Purchase Price, as such prices are adjusted by any price impact resulting from changes to the respective Purchase Price (for these purposes total Purchase Price will not include the value of any options exercised under this Contract as listed in Exhibits D and D2).

9. Attachment 1 - Glossary. The following term in Attachment 1 (Glossary) is hereby amended as follows:

“Provisional Acceptance” means, (i) with respect to the S-BSS Work, successful completion of Operational Verification Testing for Release 1.1 (ORR Milestone), and (ii) with respect to the Chipset Work, successful completion of Satellite Chipset Phase 1, Release 1 Operational Verification Testing (ORR Milestone).

II. Capitalized terms shall have the meaning ascribed to them in the Contract, and the related Exhibits and Glossary attached to the Contract, as may be amended by this Amendment.

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

III. This Amendment and the Contract together constitute the entire agreement and understanding between the Parties in connection with the transactions hereby contemplated. This Amendment supersedes all previous agreements, arrangements and understandings between the Parties with regard to such transactions. Except as specifically amended in this Amendment, the Contract remains in full force and effect, and is ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

ACCEPTED:

TERRESTAR NETWORKS INC.	HUGHES NETWORK SYSTEMS, LLC

By:	By:

Typed Name: Vincent Loiacono	Typed Name: Matthew Mobebbi

Title: Chief Accounting Officer	Title: Vice President

Date: July 15, 2009	Date: July 16, 2009

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Exhibit B

Satellite Base Station Subsystem (S-BSS)

Functional Requirements

TSN_SAT_2_REQ-Satellite Base Station Subsystem Functional Requirements

Version 4.4	June 11, 2009

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	Vincent Loiacono, Chief Accounting Officer

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Exhibit B	Version 4.4 6/11/09 Page 1 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations ("ITAR"). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Exhibit B	Version 4.4 6/11/09 Page 2 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Revision History

Date	Version	Description	Author
1/31/07	3.3	Initial Release/Contract Execution version	[***]

1/31/08	4.0	Incorporate CCN 1, 2, 3, 6	[***]

5/15/08	4.1	Incorporate CCN 4	[***]

5/17/08	4.2	Draft for May 08 Replanning	[***]

6/17/08	4.3	Final Execution Copy for Amendment 2	[***]

6/11/09	4.4	Draft version for Amendment 4 with update based on comments from TSN	[***]

Exhibit B	Version 4.4 6/11/09 Page 3 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Notices:

•	The S-BSS shall comply with stricter of the requirements in Section 1 through 12 and Annex 1 of this document.

Exhibit B	Version 4.4 6/11/09 Page 4 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Contents

Revision History	3
1.0 OVERVIEW	7
1.1 Company Overview	7
1.2 Purpose of This Document	7
1.3 TerreStar System Architecture	7
1.4 S-BSS ARCHITECTURE AND REQUIREMENTS	8
1.5 FREQUENCY ALLOCATION	8
1.5.1 ATC Network Air Interface	9
1.5.2 Satellite Network Air Interface	9
1.5.3 Satellite Network Interference	9
1.6 FCC REQUIREMENTS	9
1.6.1 Out of Channel/Out of Band Emissions	9
1.6.2 ATC Satellite Sharing Requirements	10
1.6.3 ATC Certification	10
1.7 OPERATIONAL REQUIREMENTS	10
2.0 S-BSS INTERFACES	11
3.0 SERVICES & QUALITY of SERVICE MANAGEMENT OPERATIONS	12
3.1 ServiceS	12
3.1.1 VoIP:	13
3.1.2 Emergency Voice Calling:	13
3.1.3 IP Multicast and Push-to-Talk Voice:	13
3.1.4 Data Services:	13
3.1.5 Video Services:	13
3.1.6 Multimedia:	13
3.2 Handoff REQUIREMENTS	13
3.3 Element Management Operations	13
4.0 S-BSS TECHNICAL & PERFORMANCE REQUIREMENTS	14
4.1 Radio Performance Requirements	14
4.1.1 Transmitter	14
4.1.2 Receiver	17
4.2 General Performance Requirements	20
4.2.1 Synchronization	20
4.2.2 Spot Beam Operation	20
4.2.3 Inter-Beam Beam C/I	20
4.3 INTERFACE TECHNICAL PARAMETERS	20
4.3.1 S-BSS to GBBF	20
4.3.2 S-BSS to SGSN (Iu-PS)	21
4.3.3 S-BSS to SGSN (Iu-BC) (P6M)	21
4.3.4 S-BSS Clock Stability	21

Exhibit B	Version 4.4 6/11/09 Page 5 of 33

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.3.5 VLANs, GigE and Routing (TBR by PDR)	21
4.4 Physical and Environmental Requirements	22
5.0 S-BSS Radio Resource Control Requirements	23
6.0 Prioritization and Pre-emption Support	24
7.0 Power Control	25
8.0 Network Management	26
8.1 Fault Management	26
8.2 Configuration management	27
8.3 Performance and Usage Statistics Collection	27
8.4 security and Access Management	27
9.0 Narrow-Band Beam Forming (NBBF) (ICD+o3M, ICD shall be delivered by TSN EDC+2M)	28
10.0 Two-Satellite Diversity	29
11.0 Single Antenna Interference Cancellation (SAIC) (P6M)	29
12.0 MIMO (Alamouti Scheme) (O3M)	29
13.0 Annex 1- GMR-3G Reference and Requirements	30
A. GMR-3G Physical Channels	30
B. Logical Channels	32
14.0 Annex 2 – Schedule of Feature Releases	33

Exhibit B	Version 4.4 6/11/09 Page 6 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

1.0 OVERVIEW

1.1 COMPANY OVERVIEW

TerreStar Networks Inc. is a Reston, Virginia-based provider of advanced mobile communications services for the North American market. TerreStar plans to launch an innovative communications system to provide mobile coverage throughout the US and Canada using several classes of devices from a typical handset to vehicle mounted terminals. This seamless, ubiquitous network, based on integrated satellite/ground-based technology, will allow service in even the most hard-to-reach areas, and will finally allow for the interoperable, survivable and critical communications infrastructure that our nation’s first responders need. The TerreStar hybrid network will provide advanced IMS based 3.5/4G communication services for government, enterprise and personal customers. More information is available at http://www.terrestar.com/

1.2 PURPOSE OF THIS DOCUMENT

This document provides the functional requirements for the Satellite Base Station Sub-system (S-BSS) to provide satellite air interface radio connectivity to User Equipments (UEs) and their connectivity to the TerreStar IP networks to provide packet switched IMS based services.

1.3 TERRESTAR SYSTEM ARCHITECTURE

The overall hybrid (Terrestrial and Satellite) radio access network (RAN) architecture is shown in Figure 1-1.

Exhibit B	Version 4.4 6/11/09 Page 7 of 33

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Figure 1-1. TerreStar Hybrid Radio Access Network Architecture

The RAN is composed of two radio subsystems:

•	Satellite BSS ( S-BSS)

•	Terrestrial RAN (ATC-RAN)

[***]

1.4 S-BSS ARCHITECTURE AND REQUIREMENTS

Figure 1-2 shows the system architecture with S-BSS subsystems.

[***]

Figure 1-2. S-BSS Segment and Gateways

[***]

1.5 FREQUENCY ALLOCATION

[***]

Exhibit B	Version 4.4 6/11/09 Page 8 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

1.5.1 ATC Network Air Interface

[***]

1.5.2 Satellite Network Air Interface

[***]

[***]

Figure	1-3. Frequency Plan

1.5.3 Satellite Network Interference

[***]

1.6 FCC REQUIREMENTS

The operation of the satellite network elements with regard to RF Spectrum issues are governed by national regulatory rulings. For operation within the US, these rulings are issued by the FCC. For operation within Canada, they are issued by Industry Canada. Both agencies have allowed ATC operation in conjunction with MSS operation. The FCC rules pertaining to operation of the satellite network are contained in 47CFR part 25.

1.6.1 Out of Channel/Out of Band Emissions

The FCC rules contained in 47 CFR 25.202 must be met with respect to out of channel emissions. Specifically, the mean power of emissions shall be attenuated below the mean output power of the transmitter in accordance with the following rules:

1.	In any 4 kHz band, the center frequency of which is removed from the assigned frequency of channel/band by more than 50% up to and including 100% of the authorized bandwidth: 25 dBc

2.	In any 4 kHz band, the center frequency of which is removed from the assigned frequency of channel/band by more than 100% up to and including 250% of the authorized bandwidth: 35 dBc

3.

In any 4 kHz band, the center frequency of which is removed from the assigned frequency of channel/band by more than 250% of the authorized bandwidth: An amount equal to 43 dB plus 10 times the logarithm to the base 10 of the transmitter power in Watts, i.e. 43 + 10 LOG10 [P (W)] dB

Exhibit B	Version 4.4 6/11/09 Page 9 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

1.6.2 ATC Satellite Sharing Requirements

1.	47CFR 25.149 (b) Defines the requirements for ATC and satellite sharing

1.6.3 ATC Certification

47CFR 25.150 (C) (1). Equipment must be certified as set forth in 2.803.

47CFR 25.150 (C) (2). Equipment must comply with RF Safety as outlined in 1.1307(b).

1.7 OPERATIONAL REQUIREMENTS

[***]

Exhibit B	Version 4.4 6/11/09 Page 10 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

2.0 S-BSS INTERFACES

[***]

[***]

Exhibit B	Version 4.4 6/11/09 Page 11 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

3.0 SERVICES & QUALITY OF SERVICE MANAGEMENT OPERATIONS

Figure 3-1: End-to-End QoS Model

[***]

3.1 SERVICES

[***]

Exhibit B	Version 4.4 6/11/09 Page 12 of 33

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

3.1.1 VoIP:

[***]

3.1.2 Emergency Voice Calling:

[***]

3.1.3 IP Multicast and Push-to-Talk Voice:

[***]

3.1.4 Data Services:

[***]

3.1.5 Video Services:

[***]

3.1.6 Multimedia:

[***]

3.2 HANDOFF REQUIREMENTS

[***]

Figure 3-2: Hand-off Scenarios

[***]

3.3 ELEMENT MANAGEMENT OPERATIONS

[***]

Exhibit B	Version 4.4 6/11/09 Page 13 of 33

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.0    S-BSS TECHNICAL & PERFORMANCE REQUIREMENTS

4.1 RADIO PERFORMANCE REQUIREMENTS

4.1.1 Transmitter

4.1.1.1 Output Spectrum

[***]

4.1.1.2 Number of Beams

[***]

4.1.1.3 Carrier Bandwidth

[***]

4.1.1.4 Carrier Spacing

[***]

4.1.1.5 Number of Carriers Supported Per Beam

[***]

4.1.1.6 Modulation

[***]

4.1.1.7 Transmit Symbol Rates

[***]

4.1.1.8 Transmit Pulse Filter

[***]

4.1.1.9 Transmit Error Vector Magnitude

[***]

4.1.1.10 Transmit Power Control

[***]

Exhibit B	Version 4.4 6/11/09 Page 14 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.1.11 Frequency Accuracy

The frequency error shall be less than 10 Hz.

4.1.1.12 Forward Error Correction Coding

1.	The transmitter shall support a variety of FEC rates between rate 1/3 and rate 9/10 at a minimum to support the intended traffic and control signals at various signal-to-noise ratios. The vendor shall supply a table of the supported FEC rates with a description of the employed coding.

2.	The transmitter shall support an efficient FEC scheme for VoIP traffic using capacity achieving FEC codes (Turbo) with multiuser physical layer packets.

3.	The transmitter shall support encoding of capacity achieving codes (Turbo) for all non-VoIP traffic.

4.	For VoIP traffic, an array of valid combinations of vocoder rate, FEC coding rate, modulation, and transmit symbol rate shall be supported. These combinations (“code points”) shall be clearly listed.

5.	Similarly, for non-VoIP traffic a different array of valid combinations of FEC coding rate, modulation, and transmit symbol rate shall be supported. These combinations (“code points”) shall be clearly listed

4.1.1.13 TDMA Burst and Frame Length

1.	The transmitter shall support a variety of different TDMA burst lengths. Table 4.1 provides burst lengths for traffic and control channels.

Exhibit B	Version 4.4 6/11/09 Page 15 of 33

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Table 4.1: Burst Length for Traffic and Control Channels

Channel Type	Nomenclature	Burst Length
Traffic Channels	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Control Channels	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

2.	The transmitter shall support a variety of different frame lengths based on symbol rate and traffic and control channels. Table 4.2 provides frame lengths for traffic and control channels with various symbol rates.

Table 4.2: Frame Length for Traffic and Control Channels

Traffic Channels
Channel	Modulation	Coding Scheme	Effective Code Rate Approx.	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Frame Length (bytes)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Common Control Channels
Channel	Modulation	Coding Scheme	Effective Code Rate Approx.	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Frame Length (bytes)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit B	Version 4.4 6/11/09 Page 16 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.1.14 RF Output Spectrum Emissions

Spectrum Mask shall comply with FCC requirements.

Spurious shall meet the FCC requirements.

4.1.2 Receiver

4.1.2.1 Input Spectrum

The output spectrum from the receiver demodulator shall consist of a 5 MHz analog baseband, quadrature sampled at a rate of 7.5 MS/s, with 16 bits/sample in each of the quadrature bit streams.

4.1.2.2 Number of Beams

The Satellite Base Station shall support up to 550 pairs of beams provided proper dimensioning. Each pair consists of a RHCP signal and a LHCP signal.

4.1.2.3 Carrier Bandwidth

The individual carrier bandwidth may be 31.25, 62.5 (R2) and 156.25 KHz.

Exhibit B	Version 4.4 6/11/09 Page 17 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.2.4 Carrier Spacing

The carrier spacing shall support a minimum of 31.25 kHz.

4.1.2.5 Number of Carriers Supported Per Beam

Each beam output shall support from 1 to 160 carriers, depending on traffic conditions and carrier bandwidth options. Not every beam will simultaneously support the maximum number of carriers. This upper limit is derived from using all 5 MHz of a single transponder spectrum as 31.25 kHz bandwidth carriers.

4.1.2.6 Modulation

The receiver shall support as a minimum the following modulations:

1.	Pi/4 QPSK

2.	BPSK (or an equivalent option in terms of bits per symbol, e.g. Pi/2-BPSK) as specified in GMR-3G.

4.1.2.7 Receive Symbol Rates

The receiver shall support symbol rates of 23.4, 46.8 (R2) and 117 KS/s.

4.1.2.8 Receiver Matched Filter

The receiver matched filter shall implement a square Root Raised Cosine shape with the roll-of factor alpha = 0.35.

4.1.2.9 Receive Dynamic Range

The receiver dynamic range per carrier shall be no less than 30 dB.

4.1.2.10 Frequency Accuracy

The frequency error shall be less than 10 Hz.

4.1.2.11 Diversity Combining

Each receiver in the S-BSS shall process both polarization (RHCP and LHCP) signals from satellite return links. The user bearer data and control signals will be present on the interface between the GBBF and the S-BSS in two independent streams representing these orthogonal polarizations. It is necessary to combine the return link signals in an optimum manner in order to maximize the Signal-to-Noise Ratio (SNR). The performance achievable under different levels of correlation between the two polarization components shall be quantified.

Exhibit B	Version 4.4 6/11/09 Page 18 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.2.12 Forward Error Correction Coding

The receiver shall support a variety of FEC rates between rate 1/3 and rate 9/10 at a minimum to support the intended traffic and control signals at various signal-to-noise ratios. The vendor shall supply a table of the supported FEC rates with a description of the employed coding.

The receiver shall support efficient decoding, no worse than tail-biting convolutional codes of constraint length 7, for VoIP traffic.

The receiver shall support decoding of capacity achieving codes (Turbo) for all non-VoIP traffic.

For VoIP traffic, an array of valid combinations of vocoder rate, FEC coding rate, modulation, and transmit symbol rate shall be supported. These combinations (“code points”) shall be clearly listed together with the achievable Eb/No and C/N performances at the specified decoded FER.

Similarly, for non-VoIP traffic a different array of valid combinations of vocoder rate, FEC coding rate, modulation, and transmit symbol rate shall be supported. These combinations (“code points”) shall be clearly listed together with the achievable Eb/No and C/N performances at the specified decoded FER for corresponding traffic classes.

4.1.2.13 TDMA Burst and Frame length

The receiver shall support a variety of different TDMA burst lengths. The vendor shall supply a table indicated the proposed burst length for the various traffic and control channels.

The receiver shall support a variety of different frame lengths based on symbol rate and traffic and control channels. The vendor shall supply a table indicated the proposed frame structures.

4.1.2.14 Es/No, Eb/No Requirements

Reference values of Es/N o, Eb/N o for demodulation and decoding in AWGN conditions shall be within 0.1 dB from theoretical performance for industry standard best codes (equivalently, demodulator and decoder losses shall be less than 0.1 dB in AWGN channel with perfect timing, phase and amplitude information). Performance of timing, phase and amplitude estimation to support efficient demodulation and decoding should be according to the best practice in industry. Specifically, performance degradation of above estimation loops should not cause more than [0.2] dB loss relative to performance of maximum likelihood estimators in dynamic fading conditions for each of the three impairments evaluated separately.

Exhibit B	Version 4.4 6/11/09 Page 19 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.2.15 Receiver Selectivity

The S-BSS receiver selectivity (as defined by 3GPP in 25.104) shall be no less than 25 dB. The test shall be conducted with the condition defined in 25.104.

4.1.2.16 Spurious Emissions

The receiver shall comply with the requirements FCC part 15 with regard to spurious emissions.

4.2 GENERAL PERFORMANCE REQUIREMENTS

4.2.1 Synchronization

The satellite base station shall support GPS based synchronization of the air interface and network timing.

The S-BSS shall support interbeam synchronization of the air interface timing.

4.2.2 Spot Beam Operation

1.	The S-BSS shall support flexible operation with spot beams.

2.	The beam pitch may be varied from 0.25 degrees to 0.5 degrees.

Each beam will contain up to 5 MHz of spectrum per gateway.

4.2.3 Inter-Beam Beam C/I

The S-BSS shall be able to operate with wide range of C/I ratios (>=3dB).

4.3 INTERFACE TECHNICAL PARAMETERS

4.3.1 S-BSS to GBBF

The interface between the S-BSS and the GBBF is via 10 Gb/s fiber optic cables. Each XFP transceiver cable contains two high-performance 850 nm, multimode fiber optics cables: one to carry the Forward beam traffic and the other to carry the Return beam traffic. The XFP transceiver supports 10 Gb/s full-duplex on multimode fiber cables, is compliant to 802.3ae 10GBASE-SR standard. The transceiver is designed to support distances up to 300 m. The XFP is hot-swappable and permits the transceiver to be added or swapped without interrupting the network systems.

Exhibit B	Version 4.4 6/11/09 Page 20 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

The data representing a single beam over the satellite is 5 MHz of spectrum as a digitized waveform formed by 16 bits each real and imaginary at 7.5 MS/s.

These single beam data are packed onto the fiber interface in accordance with SBAS design.

There could be up to 44 fiber optic interfaces including 4 spares, if so configured.

The S-BSS shall support up to 1100 spot beams in the reverse direction, 550 RHCP and 550 LCHP paired beams, when so configured and 550 spot beams in the forward direction when so configured.

The S-BSS shall receive a return beam reference frequency of 10 MHz from the GBBF representing the pilot loopback adjusted reference.

4.3.2 S-BSS to SGSN (Iu-PS)

The S-BSS shall route traffic and control information over the interface to the SGSN in the core network. The S-BSS shall comply with 3GPP TS 25.410, 25.411, 25.412, 25.413, 25.414, and 25.415.

4.3.3 S-BSS to SGSN (Iu-BC) (P6M)

The S-BSS shall support service area broadcast protocol over the interface to the SGSN in the core network. The S-BSS shall comply with 3GPP TS 25.419.

4.3.4 S-BSS Clock Stability

The S-BSS requires a stable clock of better than 1E-8 which shall be derived from GPS timing.

This clock shall be 10 MHz or other suitable sinusoidal frequency.

4.3.5 VLANs, GigE and Routing (TBR by PDR)

The S-BSS shall support 802.1Q, including the support for placing bearer and management traffic in different VLANs.

The S-BSS shall support 802.1p.

The S-BSS shall support at least 4 physical queues on the egress S-BSS GigE interface(s).

Exhibit B	Version 4.4 6/11/09 Page 21 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

4.4 PHYSICAL AND ENVIRONMENTAL REQUIREMENTS

•	Size:

•	The S-BSS shall be compact in form factor and conform to standard rack dimensions.

•	The S-BSS height shall not exceed 8 feet.

•	The S-BSS may fit into multiple racks.

•	Modularity:

The S-BSS components shall be modular.

All modules shall support hot swap.

•	Weight:

•	Each S-BSS rack shall weigh less than 1400 lbs.

•	All modules shall weigh less than 25 lbs.

•	Power:

•	The S-BSS shall be configured to operate from AC power systems.

•	The vendor shall state the base station power requirements.

•	The vendor shall state the regulatory standards compliance of the power interface.

•	Operational Environment:

•

The S-BSS equipment shall comply with operational environmental requirements from IEC 60 721-3-3 “Stationary use at weather protected locations” as applicable for components operating in indoor environments.

•	Storage Environment:

•	The S-BSS shall comply with the following conditions for controlled environments for indoor storage:

•	-10C to +50C

•	10%RH to 95%RH limited to 29 g/m3 and 0.5 g/m3 absolute humidity

•	Transportation Environment:

•	The S-BSS shall comply with the following conditions for Public Transportation:

•	-20C to +60C

•	5%RH to 95%RH limited to 45 g/m3 and 0.177 g/m3 absolute humidity

Exhibit B	Version 4.4 6/11/09 Page 22 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

5.0 S-BSS RADIO RESOURCE CONTROL REQUIREMENTS

The Radio Network Control (RNC) function in the TerreStar S-BSS system is similar in many respects to its counterpart in the 3G ATC domain.

1.	The S-BSS shall provide interface to and act under control of a customer-furnished Global Resource Manager (GRM) in order to effect satellite radio resource management.

2.	The S-BSS shall receive the following configuration via the GRM interface:

a)	Definition of spot beams – identification, latitude/longitude for beam center and six vertices, neighbor list.

b)	Definition of service area – assignment of beams per service area, service areas per S-BSS, logical routing area identification per beam as needed for SGSN and UE coordination.

c)	Definition of resource assignment per beam including spectrum and power.

d)	This configuration shall allow constraints to be specified on a time of day basis.

3.	The S-BSS shall apply the configuration from the GMR to implement local radio resource planning to include:

a)	Partitioning of spectrum and power across beams.

b)	Definition of control and bearer channels for each spot beam.

c)	Ability to employ constraints so as to provide a fixed frequency/channel plan if required, or also to automatically generate a frequency/channel plan if not constrained.

4.	The S-BSS shall dynamically optimize the local resource plan for assigned service areas based on demand and respecting the defined optimization objectives and constraints, including frequency borrowing from less busy beams and application of different reuse patterns for different traffic classes in order to optimize resource utilization for changing traffic conditions. (O3M)

5.	The S-BSS shall send beam traffic statistics and performance via the GRM interface to facilitate GRM planning and analysis.

6.	The S-BSS contractor shall be responsible to provide the S-BSS-GRM Interface Control Document for customer approval.

7.	The S-BSS shall allocate traffic and radio equipment to implement the planned control and traffic channels.

8.	The S-BSS shall provide management of which spot beam the user should access. This is in many respects equivalent to the terrestrial network cell or sector.

9.	The S-BSS shall support a variety of mobile terminals in different normal and emergency situations.

10.	The S-BSS shall support a wide mix of multimedia and voice services with many QoS and priority levels.

Exhibit B	Version 4.4 6/11/09 Page 23 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

11.	The S-BSS shall be flexible, and scalable so that it can efficiently support new services, requirements and traffic patterns.

12.	The S-BSS shall be software upgradable.

6.0 PRIORITIZATION AND PRE-EMPTION SUPPORT

In case traffic congestion or critical conditions such as disasters, the network quickly becomes overloaded and cannot service its high priority users (for example, public first responders) or commercial users. In these cases, pre-emption and access class-based radio level control mechanisms shall be used to alleviate the congestion and provide radio-level access only to users that have the required priority, based on operator specified definitions.

1.	The S-BSS shall at minimum support UMTS Release 6 Priority and Preemption mechanisms.

2.	The S-BSS shall provide mechanisms for applying available S-BSS resources related to UMTS QoS levels for the purpose of prioritization and preemption of sessions.

3.	The S-BSS shall support assignment of priorities to sessions.

4.	The S-BSS shall support preemption of existing sessions based on network policies and S_BSS resources.

5.	The S-BSS shall support downgrading or upgrading session priorities depending upon network policies and S-BSS resources

Exhibit B	Version 4.4 6/11/09 Page 24 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

7.0 POWER CONTROL

In some instances it might be desirable to limit or adjust maximum transmit power on S-BSS forward link. This is needed to support emergency scenarios, forward link spectrum sharing with ATC network in particular areas as well as to manage per beam power consumption in the satellite power amplifiers.

1.	The S-BSS shall be able to control the transmit power per beam for individual beams as per instructions from GRM.

2.	The S-BSS and GMR-3G shall support closed loop power control of individual traffic channels on return link to compensate for slow channel variations (such as shadowing, head loss and similar) based on the received signal strength averaged over 1 sec. The system shall support a single step power adjustment to the desired level of up to 10 dB. The system shall be able to adjust the power level in multiple steps so as to achieve the desired signal level with precision [+/-0.25 for 1 dB step adjustment and +/- 1dB for 10 dB step adjustment] dB.

3.	The S-BSS shall support similar power control mechanism on forward link. Forward link power shall be applicable only for dedicated channels.

4.	The S-BSS and GMR-3G shall employ an outer loop power control that adjusts the reference received signal level used for power control based upon signal quality metrics (mean and variance signal-to-noise ratio and CRC) measured over (10/Target FER) bursts or 10 seconds, whichever occurs first.

Exhibit B	Version 4.4 6/11/09 Page 25 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

8.0 NETWORK MANAGEMENT

Network management shall provide the following features within the S-BSS components:

•	Fault Management

•	Configuration Management

•	Performance Management

•	Security Management

The S-BSS shall have an Element Manager which manages the various devices in the S-BSS. The Element Manager shall be managed by a Network Manager in the Core Network or the NOC.

8.1 FAULT MANAGEMENT

The S-BSS shall support carrier grade availability (i.e. availability of at least 99.99% for full capacity or better for a fraction of capacity TBR by PDR). Failure in any component of the S-BSS therefore must be handled quickly and where appropriate autonomously.

1.	The S-BSS shall support 3GPP fault management requirements (comparable to 3GPP 32.111-1).

2.	The S-BSS shall have local redundancy built-in.

3.	The S-BSS shall self-correct/heal capability for all critical blocks that could affect the carrier grade availability.

4.	The S-BSS shall run self-tests on itself and its managed components.

5.	The system shall employ geographic redundancy between the two gateways.

6.	The S-BSS shall forward alarms to the Network Manager.

7.	The Element Manager shall have a secure web interface for views of alarms/events.

8.	The Network Manager shall be able to access the Element Manager view at a particular S-BSS.

Exhibit B	Version 4.4 6/11/09 Page 26 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

8.2 CONFIGURATION MANAGEMENT

Configuration management is an important component of the overall network management function. It is desired that configuration management of the S-BSS support logical expansion and upgrade of the S-BSS hardware and software components.

1.	The S-BSS shall support Configuration Management functionality comparable to 3GPP 32.106.

2.	The S-BSS shall be able to accept GRM related configuration. Configuration related to the GRM may require some software installation on the S-BSS, and shall also require some means of interfacing with the Element Manager in the S-BSS.

3.	The S-BSS shall support the NE-Local MIB or the Mirrored local MIB specification.

8.3 PERFORMANCE AND USAGE STATISTICS COLLECTION

The S-BSS shall report performance parameters representing the health and operation of the S-BSS to network operations personnel in an accurate, complete, and timely manner.

8.4 SECURITY AND ACCESS MANAGEMENT

1.	The S-BSS shall provide Security Management comparable to the 3GPP 32.371 v6.2.0 specification for Security Management.

Exhibit B	Version 4.4 6/11/09 Page 27 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

9.0 NARROW-BAND BEAM FORMING (NBBF) (ICD+O3M, ICD SHALL BE DELIVERED BY TSN EDC+2M)

The S-BSS shall provide “hooks” for Narrow-Band Beam Forming.

Terrestar may eventually require a Narrow Band Beam Forming (NBBF) system which would dynamically create beams on a per user basis. It is expected that the NBBF will work with the support of the GBBF as well as the SBSS to generate the required beams. The creation of such a system will require functionality to be added to the SBSS. Therefore, the SBSS shall include hooks so that this functionality could be added at a later date.

The data flow diagram is shown in figure 1-1. When a user requests a channel the SBSS will provide the NBBF with frequency channel alternatives that are under consideration. The NBBF will provide the SBSS with information such as expected SNR for each of the candidate channels along with subscribers currently operating in a given band.

[***]

Next the SBSS will assign the new user to frequency and time slot. The NBBF will create a new beam for that subscriber. Beams at different frequencies and time slots but over the same coverage cell will be combined and defined as a single virtual beam before being transferred to the SBSS so that the NBBF beam interface is identical to the GBBF beam interface.

The SBSS shall include the following interfaces

To the NBBF:

1.	Beam information such as bandwidth, location, pilot information and any other information required to define a beam and subscriber

2.	The frequency and time slot allocation for the assigned beam.

3.	Timing information for signals.

From the NBBF to the SBSS:

1.	Information to aid in scheduling such as expected SNRs for a beam assigned to a given frequency and time slot along with the SNRs of the legacy channels already assigned.

The SBSS will interface to both the GBBF formed beams as well as the individual feed elements for generating beams. During the acquisition processes the SBSS will utilize GBBF formed beams. However, after call setup the SBSS will switch to the NBBF beams.

Exhibit B	Version 4.4 6/11/09 Page 28 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

After call setup the NBBF will provide unique beam coefficients for the individual users. However, this will be transparent to the SBSS since users over a given cell area will be combined into a composite signal that will be transferred to the SBSS as an equivalent beam. For each cell the SBSS could receive three beams, one from each of the SBAS stations and one from the NBBF.

The NBBF interfaces with the GBBF are not presented in this addendum.

10.0 TWO-SATELLITE DIVERSITY

The S-BSS design shall provide “hooks” for implementation of optimal dual-satellite diversity combining on the return link when the second satellite becomes available, if that option should be requested by TerreStar Networks at any time after the second satellite is launched.

When the second satellite becomes operational and if requested by the vendor, the S-BSS shall support assignment of individual terminals to the satellite with which they have a better “view” and consequently smaller probability of outage. The S-BSS and GMR-3G design shall enable this feature.

11.0 SINGLE ANTENNA INTERFERENCE CANCELLATION (SAIC) (P6M)

The SAIC is capacity achieving feature and will enable to use smaller frequency reuse plans and correspondingly improve the capacity (overall spectral efficiency of the system) on the return link. Present industry solutions improve spectral efficiency from 40% (for blind interference cancellation) to 110% (joint decoding based interference cancellation designed by Trellisware).

12.0 MIMO (ALAMOUTI SCHEME) (O3M)

[***]

Exhibit B	Version 4.4 6/11/09 Page 29 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

13.0 ANNEX 1- GMR- 3G REFERENCE AND REQUIREMENTS

[***]

Figure A-1. GMR-3G User Plane Protocol Stack

[***]

Figure A-2. GMR-3G Control Plane Protocol Stack

Table A-1. GMR-3G Application Specifications

Section	Reference	Requirement
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

A. GMR-3G Physical Channels

[***]

Table A-2. Forward Link Modulation, Coding, and Information Rates

Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit B	Version 4.4 6/11/09 Page 30 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Table A-3. Return Link Modulation, Coding, and Information Rates

Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]

The S-BSS required Es/No and the corresponding error rates are defined in Table A-4. These values represent the AWGN modem performance stand alone without terminal or Gateway Earth Station RF or satellite link impairments.

Table A-4. Return Link Es/No (Modem to Modem)

Reference	Modulation	FEC	Approx Code Rate	Symbol Rate (KS/s)	Required Es/No (dB)	BER/FER
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit B	Version 4.4 6/11/09 Page 31 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

Table A-5. S-BSS Channel Unit Specifications

Section	Reference	Requirement
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

B. Logical Channels

[***]

Exhibit B	Version 4.4 6/11/09 Page 32 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem Functional Requirements

14.0 ANNEX 2 – SCHEDULE OF FEATURE RELEASES

Release	Feature
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit B	Version 4.4 6/11/09 Page 33 of 33

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

Exhibit B2

Satellite Base Station Subsystem (S-BSS) and Chipset

Functional Requirements

TSN_SUB_2_TRD-Satellite Chipset Functional Requirements

Version 5.5                             May 15, 2008

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

TerreStar Networks, Inc.

One Discovery Place

12010 Sunset Hills Road, 6th Floor

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Exhibit B2	Version 5.5 10/8/08
TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Reston, Virginia 20190

Vincent Loiacono, Chief Accounting Officer

Exhibit B2	Version 5.5 5/15/09
ii TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

Revision History

Date	Version	Description	Author
4/27/07	5.1	Initial Release and Contract Execution Copy	[***]
1/31/08	5.2	Incorporate CCN #1, 2	[***]
5/12/2008	5.3	Incorporate CCN # 5, 7	[***]
10/8/08	5.4	Draft Update for Oct 2008 Replanning	[***]
5/15/09	5.5	Amendment 4	[***]

Exhibit B2	Version 5.5 5/15/09
iii TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

SECTION	PAGE
REVISION HISTORY	III
1.0 INTRODUCTION	1-1
1.1 PURPOSE AND SCOPE	1-1
1.2 DOCUMENT HIERARCHY	1-1
1.3 DOCUMENT CONVENTIONS	1-2
1.4 DEFINITIONS	1-2

2.0 GMR-3G SATELLITE CHIPSET PLATFORM	2-1
2.1 OVERVIEW	2-1
2.2 SATELLITE BASEBAND [***] DEVELOPMENT PHASES	2-1
2.2.1 Phase 1 Development	2-1
2.2.2 Phase 2 Development	2-1

3.0 SATELLITE BASEBAND [***] HARDWARE PLATFORM (PHASE 2)	3-1
3.1 ARCHITECTURE	3-1
3.2 REQUIREMENTS	3-1
3.2.1 Functional Requirements	3-2
3.2.1.1 Two Antenna Operation	3-2
3.2.2 Performance Requirements	3-2
3.2.2.1 Link Performance Requirements	3-2
3.2.2.2 RF Performance Requirements	3-4
3.2.3 Encryption	3-4
3.2.4 Power Savings Mode	3-5
3.2.5 Test Features	3-5
3.2.6 Interface Requirements	3-5
3.2.6.1 ADC Interface	3-5
3.2.6.2 DAC Interface	3-6
3.2.6.3 Serial Interface	3-6
3.2.6.4 I2C Interface	3-6
3.2.6.5 IF/RF Interface	3-6
3.2.6.6 Ethernet Interface	3-6
3.2.6.7 GPIO Interface	3-7
3.2.6.8 Debug Interface	3-8
3.2.6.9 Clock Interface	3-8
3.2.6.10 External Memory Interface	3-8
3.2.7 Physical & Environmental Requirements	3-9
3.2.8 Power Requirements	3-9

4.0 SATELLITE BASEBAND [***] HARDWARE PLATFORM FOR PHASE 1	4-1
4.1 PHASE 1 ARCHITECTURE	4-1

Exhibit B2	Version 5.5 5/15/09
iv TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

4.2 PHASE 1 REQUIREMENTS	4-1
4.2.1 Functional Requirements	4-1
4.2.2 Interface Requirements	4-1
4.2.3 Physical Requirements	4-2

5.0 SATELLITE BASEBAND SOFTWARE PLATFORM	5-1
5.1 OVERVIEW	5-1
5.2 ARCHITECTURE	5-1
5.3 SATELLITE BASEBAND SOFTWARE PLATFORM REQUIREMENTS	5-1
5.3.1 Access Stratum Functional Requirements	5-1
5.3.2 DSP/PHY Functional Requirements	5-2
5.3.3 Services	5-2
5.3.3.1 VoIP	5-2
5.3.3.2 Emergency Voice Calling	5-2
5.3.3.3 IP Multicast and Push-to-Talk Voice	5-3
5.3.3.4 Data Services	5-3
5.3.3.5 Video Services	5-3
5.3.3.6 Multimedia	5-3
5.3.4 Security	5-3
5.3.5 Handoff	5-4
5.3.6 Power Control	5-4
5.3.7 Hybrid ARQ	5-4
5.3.8 Single Antenna Interference Cancellation	5-4
5.3.9 Power Management	5-4
5.3.10 Management and Diagnostic Features	5-4
5.3.11 Operating System Requirements	5-5
5.3.12 Processing Requirements	5-5
5.3.13 Memory Requirements	5-5
5.3.14 Interface Requirements	5-5
5.4 PERFORMANCE ENHANCING PROXY (PEP)	5-5
5.5 ATC PROCESSOR REQUIREMENTS (CFE)	5-6

6.0 SCHEDULE OF FEATURE RELEASES	6-1

7.0 ACRONYMS AND ABBREVIATIONS	7-1

Exhibit B2	Version 5.5 5/15/09
v TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

LIST OF FIGURES

FIGURE	PAGE
Figure 2-1. GMR-3G Satellite Chipset Platform Architecture	2-1
Figure 2-2. GMR-3G Satellite Baseband Discrete Solution application for Phase 1	2-1
Figure 2-3. GMR-3G Satellite Baseband [***] Typical Application for Phase 2	2-1
Figure 3-1. Satellite Baseband [***] Architecture for Phase 2	3-1
Figure 3-2 Oberon Integration Board Block Diagram	3-9
Figure 4-1. Discrete Satellite Baseband Solution Architecture for Phase 1	4-1
Figure 5-1. UMTS/GMR-3G Protocol Stack	5-1

Exhibit B2	Version 5.5 5/15/09
vi TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

LIST OF TABLES

TABLE	PAGE
Table 1-1. Document Hierarchy	1-1
Table 1-2. Requirement Specification Table Format	1-2
Table 3-2. Two Antenna Operation	3-1
Table 3-3. Transmit Modulation, Coding, and Information Rates	3-2
Table 3-4. Receive Modulation, Coding, and Information Rates	3-2
Table 3-5. Receive Es/No (Modem to Modem)	3-3
Table 3-6. RF Performance Requirements	3-4
Table 3-7. Encryption	3-4
Table 3-8. Power Savings Mode	3-4
Table 3-9. Test Features	3-5
Table 3-10. ADC Interface	3-5
Table 3-11. DAC Interface	3-5
Table 3-12. Serial Interface	3-6
Table 3-13. I2C Interface	3-6
Table 3-14. IF/RF Interface	3-6
Table 3-15. Ethernet Interface	3-6
Table 3-16. GPIO Interface	3-7
Table 3-17. Debug Interface	3-8
Table 3-18. Clock Interface	3-8
Table 3-19. External Memory Interface	3-8
Table 3-20. Physical & Environmental Requirements	3-9
Table 3-21. Power Requirements	3-9
Table 3-21. Power Requirements	3-9
Table 3-22. Oberon Integration Board Requirements	3-10
Table 4-1. Phase 1 Exceptions	4-1
Table 4-2. Interface Requirements	4-1
Table 5-2. DSP/PHY Functional Requirements	5-1
Table 5-3. VoIP	5-2
Table 5-4. Emergency Voice Calling	5-2
Table 5-5. IP Multicast and Push-to-Talk Voice	5-2
Table 5-6. Data Services	5-3
Table 5-7. Video Services	5-3
Table 5-8. Multimedia	5-3
Table 5-9. Security	5-3
Table 5-10. Handoff	5-3
Table 5-11. Power Control	5-4
Table 5-12. Hybrid ARQ	5-4
Table 5-13. Single Antenna Interference Cancellation	5-4
Table 5-14. Power Management	5-4
Table 5-15. Management and Diagnostic Features	5-4
Table 5-16. Operating System Requirements	5-5

Exhibit B2	Version 5.5 5/15/09
vii TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

Table 5-17. Memory Requirements	5-5
Table 5-18. Interface Requirements	5-5
Table 5-19. PEP Requirements	5-5
Table 5-20. Imposed Requirements for the CFE ATC Processor and NAS	5-6

Exhibit B2	Version 5.5 5/15/09
viii TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

1.0 INTRODUCTION

1.1 PURPOSE AND SCOPE

The document is the technical specification for the GMR-3G Satellite Chipset Platform supporting the operation of terminals over the satellite portion of the TerreStar 3G networks.

Hughes is responsible for delivering the Satellite Baseband solution and the GMR-3G software. The Satellite Baseband hardware is being developed [***]. This document provides the requirements for [***] of hardware platform and the associated software.

Section 2.0 provides an overview of the architecture for the GMR-3G Satellite Chipset Platform. Section 3.0 details the [***] architecture and requirements while Section 4.0 provides the requirements for the [***]. Section 5.0 provides the details of the software components that Hughes offers to develop to support satellite operation for TerreStar terminals.

The assumption in this document is that Hughes will supply the [***] to a TerreStar-Selected vendor [***].

1.2 DOCUMENT HIERARCHY

Table 1-1. Document Hierarchy

No.	Document	Content

1.	Contract	Terms and Conditions

2.	Exhibit A Exhibit A2	Statement of Work, S-BSS Statement of Work, Chipset Platform

3.	Exhibit B Exhibit B2	S-BSS Technical Specification GMR-3G Satellite Chipset Platform Technical Specification

4.	Exhibit C Exhibit C2	Price Schedule and Payment Milestones Chipset Platform Price Schedule and Payment Milestones

5.	Exhibit D Exhibit D2	Options Chipset Platform Options

Exhibit B2	Version 5.5 4/27/07
1-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

1.3 DOCUMENT CONVENTIONS

The meaning of the following terms is appropriate throughout this Technical specification document:

Shall	Represents a mandatory requirement that must be implemented in full by the Contractor or Customer as noted.

Should	Represents a desirable, but not legally required, act, or omission, whose implementation (in full or in part) is considered advantageous to the service.

Shall not	Represents a requirement that will not under any circumstances be implemented by the defined party.

The requirement numbers shall comprise the specification section number from the table, concatenated with the reference number from the table, for example, 2.1.1 or 2.1.3 in the Table 1-2 example.

Parameters that are in square brackets are subject to change. The contractor shall propose final numbers at C-PDR.

Table 1-2. Requirement Specification Table Format

Section	Reference	Requirement
X.X (e.g., 2.1)	1	The GMR-3G Satellite Chipset Platform shall …
	2	The GMR-3G Satellite Chipset Platform shall …
	3	The GMR-3G Satellite Chipset Platform shall …

1.4 DEFINITIONS

ATC Baseband Processor         [***]

SAT Baseband Processor         [***]

Exhibit B2	Version 5.5 4/27/07
1-2 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

2.0 GMR-3G SATELLITE CHIPSET PLATFORM

2.1 OVERVIEW

The GMR-3G Satellite chipset platform consists of a Hughes supplied [***] hardware and Hughes supplied [***] software. The GMR-3G Satellite chipset platform [***]

It is assumed that the GMR-3G Satellite Chipset Platform hosts [***]

The operational concept of the GMR-3G Satellite Chipset Platform is to [***] functions operating under the control and supervision of the [***]. Overall terminal operation, application processing, voice and or video coding, terrestrial communications (UMTS or GSM) and user interface functions are performed by the [***]

The RF Components: [***]. A high-level block diagram of the Satellite Chipset platform as used in a terminal is shown in Figure 2-1.

[***]

Figure 2-1. GMR-3G Satellite Chipset Platform Architecture

2.2 SATELLITE BASEBAND [***] DEVELOPMENT PHASES

The Satellite Chipset Platform will be developed in two phases.

2.2.1 Phase 1 Development

[***]

[***]

Figure 2-2. GMR-3G Satellite Baseband Discrete Solution application for Phase 1

2.2.2 Phase 2 Development

[***]

[***]

Figure 2 -3 [***]

Figure 2-3. GMR-3G Satellite Baseband [***] Typical Application for Phase 2

Exhibit B2	Version 5.5 4/27/07
2-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.0 SATELLITE BASEBAND [***] HARDWARE PLATFORM (PHASE 2)

3.1 ARCHITECTURE

[***]

[***]

Figure 3-1. Satellite Baseband [***] Architecture for Phase 2

3.2 REQUIREMENTS

3.2.1 Functional Requirements

Table 3-1. Functional Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.1.1 Two Antenna Operation

Table 3-2. Two Antenna Operation

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.2 Performance Requirements

3.2.2.1 Link Performance Requirements

[***]

Table 3-3. Transmit Modulation, Coding, and Information Rates
Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

* - Design and implementation of bearer 4b is not required unless reception of this bearer becomes a requirement for the S-BSS

[***]

Exhibit B2	Version 5.5 4/27/07
3-2 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

Table 3-4. Receive Modulation, Coding, and Information Rates

Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Table 3-5. Receive Es/No (Modem to Modem)

Reference	Modulation	FEC	Approx Code Rate	Symbol Rate (KS/s)	Required Es/No (dB)	BER/FER
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-3 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.2.2 RF Performance Requirements

[***]

Table 3-6. RF Performance Requirements

Section	Reference	Requirement
3.2.2.2	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.3 Encryption

Table 3-7. Encryption

Section	Reference	Requirement
[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-4 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.4 Power Savings Mode

Table 3-8. Power Savings Mode

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.5 Test Features

Table 3-9. Test Features

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6 Interface Requirements

3.2.6.1 ADC Interface

Table 3-10. ADC Interface

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-5 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.6.2 DAC Interface

Table 3-11. DAC Interface

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.3 Serial Interface

Table 3-12. Serial Interface

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.4 I2C Interface

Table 3-13. I2C Interface

Section	Reference	Requirement
[***]	[***]	[***]

3.2.6.5 IF/RF Interface

Table 3-14. IF/RF Interface

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.6 Ethernet Interface

Table 3-15. Ethernet Interface

Section	Reference	Requirement
[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-6 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.6.7 GPIO Interface

Table 3-16. GPIO Interface

Section	Reference	Requirement
[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-7 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.6.8 Debug Interface

Table 3-17. Debug Interface

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

3.2.6.9 Clock Interface

Table 3-18. Clock Interface

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.10 External Memory Interface

Table 3-19. External Memory Interface

Section	Reference	Requirement
[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-8 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

3.2.7 Physical & Environmental Requirements

Table 3-20. Physical & Environmental Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.8 Power Requirements

Table 3-21. Power Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

[***]

Table 3-22. [***]

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

[***]

Figure 3-2 [***]

[***]

Exhibit B2	Version 5.5 4/27/07
3-9 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

Table 3-23. [***]

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
3-10 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

4.0 SATELLITE BASEBAND [***]

HARDWARE PLATFORM FOR PHASE1

4.1 PHASE 1 ARCHITECTURE

[***]

Figure 4-1. [***]

[***]

4.2 PHASE 1 REQUIREMENTS

4.2.1 Functional Requirements

The Phase 1 solution shall have the same functionality as described in Chapters 1, 2, 3 and 5 except as noted in Table 4-1 as exceptions.

Table 4-1. Phase 1 Exceptions

Section	Phase 2 Reference Paragraph	Exception
[***]	[***]	[***]
	[***]	[***]
	[***]	The Discrete Baseband solution will not support Receive and Transmit Diversity operations.
	[***]	The Discrete Baseband shall not be required to have internal ADC and DAC.

4.2.2 Interface Requirements

Table 4-2. Interface Requirements

Section	Reference	Requirement
[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
4-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

4.2.3 Physical Requirements

Table 4-3. Physical Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
4-2 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

5.0 SATELLITE BASEBAND SOFTWARE PLATFORM

5.1 OVERVIEW

[***]

5.2 ARCHITECTURE

[***]

Figure 5-1. UMTS/GMR-3G Protocol Stack

5.3 SATELLITE BASEBAND SOFTWARE PLATFORM REQUIREMENTS

5.3.1 Access Stratum Functional Requirements

Table 5-1. Access Stratum Functional Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
5-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

5.3.2 DSP/PHY Functional Requirements

Table 5-2. DSP/PHY Functional Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.3 Services

[***]

5.3.3.1 VoIP

[***]

Table 5-3. VoIP

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.3.2 Emergency Voice Calling

[***]

Table 5-4. Emergency Voice Calling

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
5-2 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

5.3.3.3 IP Multicast and Push-to-Talk Voice

Table 5-5. IP Multicast and Push-to-Talk Voice

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.3.4 Data Services

Table 5-6. Data Services

Section	Reference	Requirement
[***]	[***]	[***]

5.3.3.5 Video Services

Table 5-7. Video Services

Section	Reference	Requirement
[***]	[***]	[***]

5.3.3.6 Multimedia

Table 5-8. Multimedia

Section	Reference	Requirement
[***]	[***]	[***]

5.3.4 Security

Table 5-9. Security

Section	Reference	Requirement
[***]	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
5-3 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

5.3.5 Handoff

Table 5-10. Handoff

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.6 Power Control

Table 5-11. Power Control

Section	Reference	Requirement
[***]	[***]	[***]

5.3.7 Hybrid ARQ

Table 5-12. Hybrid ARQ

Section	Reference	Requirement
[***]	[***]	[***]

5.3.8 Single Antenna Interference Cancellation

Table 5-13. Single Antenna Interference Cancellation

Section	Reference	Requirement
[***]	[***]	[***]

5.3.9 Power Management

Table 5-14. Power Management

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.10 Management and Diagnostic Features

Table 5-15. Management and Diagnostic Features

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
5-4 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

5.3.11 Operating System Requirements

Table 5-16. Operating System Requirements
[***]	[***]	[***]
[***]	[***]	[***]

5.3.12 Processing Requirements

[***]

5.3.13 Memory Requirements

Table 5-17. Memory Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

5.3.14 Interface Requirements

Table 5-18. Interface Requirements

Section	Reference	Requirement
[***]	[***]	[***]

5.4 PERFORMANCE ENHANCING PROXY (PEP)

[***]

Table 5-19. PEP Requirements

Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
5-5 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

5.5 ATC PROCESSOR REQUIREMENTS (CFE)

Table 5-20. Imposed Requirements for the CFE ATC Processor and NAS

Section	Reference	Requirement
[***]	[***]	1. [***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Exhibit B2	Version 5.5 4/27/07
5-6 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar CHIPSET Functional Requirements

6.0 SCHEDULE OF FEATURE RELEASES

Release	Feature
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Exhibit B2	Version 5.5 4/27/07
6-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXECUTION COPY
TerreStar CHIPSET Functional Requirements

7.0 ACRONYMS AND ABBREVIATIONS

Acronym	Description
3G	The wireless technology deployed in the W-CDMA/UMTS network.
3GPP	Third-Generation Partnership Project
ADC	Analog to Digital Converter
API	Application Programming Interface
ARM	Advanced RISC Machine
ARQ	Automatic Repeat reQuest
[***]	[***]
ATC	Ancillary Terrestrial Component
[***]	[***]
BCCH	Broadcast Control Channel
BER/FER	Bit Error Rate/Frame Error Rate
BMC	Broadcast Multicast Control
BP	Baseband Processor
CMOS	Complementary Metal Oxide Semiconductor
CPLD	Complex Programmable Logic Device
DAC	Digital to Analog Converter
[***]	[***]
[***]	[***]
EVM	Error Vector Magnitude

Exhibit B2	Version 5.5 4/27/07
7-1 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXECUTION COPY
TerreStar CHIPSET Functional Requirements

Acronym	Description
FEC	Forward Error Correction
FPGA	Field Programmable Gate Array
FTP	File Transfer Protocol
GMM	GPRS Mobility Management
GMMAS-SAP	GPRS Mobility Management SAP
GMR	GEO Mobile Radio
GMR-3G	GEO Mobile Radio 3rd Generation
GPIO	General Purpose Input Output
GPRS	General Packet Radio Service
GPS	Global Positioning System
GSM	Global System for Mobile Communications
GSMS	GPRS Short Message Service
ICD	Interface Control Document
IP	Internet Protocol
LDPC	Low-Density Parity-Check
MAC	Media Access Control
[***]	[***]
MIMO	Multiple Input Multiple Output
MIPS	Million Instructions Per Second
MM	Mobility Management
MMI	Man Machine Interface

Exhibit B2	Version 5.5 4/27/07
7-2 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXECUTION COPY
TerreStar CHIPSET Functional Requirements

Acronym	Description
MSS	Mobile Satellite Service
NAS	Non-Access Stratum
NVRAM	Non-Volatile Random Access Memory
[***]	[***]
[***]	[***]
PA	Power Amplifier
PDCP	Packet Data Convergence Protocol
C-PDR	Chipset Preliminary Design Review
PEP	Performance Enhancement Proxy
PHY	Physical Layer
PLL	Phase Lock Loop
PTT	Push to Talk
QoS	Quality of Service
QPSK	Quadrature Phase-Shift Keying
R2	Release 2
RAB	Radio Access Bearer
RABM	Radio Access Bearer Management
RABMAS-SAP	Radio Access Bearer Management SAP
RAM	Random Access Memory
RAN	Radio Access Network
RF	Radio Frequency

Exhibit B2	Version 5.5 4/27/07
7-3 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXECUTION COPY
TerreStar CHIPSET Functional Requirements

Acronym	Description
RLC	Radio Link Control
RMII	Reduced Media Independent
RRC	Radio Resource Controller
RSSI	Received Signal Strength Indication
RTOS	Real Time Operating System
RX ADC	Receiver Analog to Digital Converter
SAP	Service Access Point
SAT	Satellite
S-BSS	Satellite Base Station Subsystem
SM	Session Management
SoC	System-on-Chip
SPI	Serial Peripheral Interface
SS	Supplementary Services
TBD	To Be Determined
TX DAC	Transmitter Digital to Analog Converter
UART	Universal Asynchronous Receiver Transmitter
UE	User Equipment
UE SW	User Equipment Software
UMTS	Universal Mobile Telecommunications System
UMTS NAS	UMTS Non-Access Stratum
USB	Universal Serial Bus

Exhibit B2	Version 5.5 4/27/07
7-4 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXECUTION COPY
TerreStar CHIPSET Functional Requirements

Acronym	Description
USIM	Universal Subscriber Identity Module
VDD	Voltage dd
VoIP	Voice over IP

Exhibit B2	Version 5.5 4/27/07
7-5 TERRESTAR PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

Exhibit C

TerreStar Satellite Base Station Subsystem

(S-BSS)

Price and Payment Milestone Schedule

Hughes Doc. # H35516, Version 5.1.	June 10, 2009

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190
Vincent Loiacono, Chief Accounting Officer

Exhibit C	Version 5.1 06/18/09 Page 1 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Exhibit C	Version 5.1 06/18/09 Page 2 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

Revision History

Date	Version	Description	Author
2/6/07	4.0	Initial Release and Contract Execution Copy	[***]
1/31/08	4.1	Incorporate CCN #6	[***]
5/22/08	4.2	Incorporate CN #	[***]
6/17/08	4.3	Amend 2 Final Version	[***]
2/20/09	5.0	Amend 3	[***]
6/18/09	5.1	Amendment 4 (Including Satellite Launch July 8, 2010)	[***]
7/8/09	5.2	Changed Milestone 13 to AP	[***]

Exhibit C	Version 5.1 06/18/09 Page 3 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

Exhibit C	Version 5.1 06/18/09 Page 4 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

LIST OF TABLES

Exhibit C	Version 5.1 06/18/09 Page 5 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

1.1 PURPOSE AND SCOPE

This Exhibit covers the Price Schedule and Payment Plan for the work that will be performed by Hughes Network Systems, LLC (the Contractor) for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of the Satellite Base Station Subsystem (S-BSS).

1.2 DOCUMENT HIERARCHY

Table 2-1. Document Hierarchy

No.	Document	Content
1.	Contract	Terms and Conditions

2.	Exhibit A	Statement of Work

3.	Exhibit B	S-BSS Technical Specification

4.	Exhibit C	Price Schedule

5.	Exhibit D	Options

Exhibit C	Version 5.1 06/18/09 Page 6 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

2.0 PRICE SCHEDULE

2.1 PRICE SCHEDULE

2.1.1 SBSS Baseline Price

Table 2-1. S-BSS Baseline Price

Item	Description	Price
1	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

2	[***]	[***]

3	[***]	[***]

4	[***]	[***]

5	[***]	[***]

6	[***]	[***]

7	[***]	[***]

8	[***]	[***]

9	[***]	[***]

10	[***]	[***]

11	[***]	[***]

12	[***]	[***]

13	[***]	[***]

14	[***]	[***]
	TOTAL PURCHASE PRICE	$46,050,767

Exhibit C	Version 5.1 06/18/09 Page 7 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

2.1.2 SBSS Options Prices

Table 2-2. S-BSS Options

1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
Equipment
Installation and Travel
Test and Integration

The following options defined as O3M (Option to be priced in 3 Months) in Table 2-6 of the Technical Specifications and schedule shall be priced at EDC + 3 months:

Table 2-3. S-BSS O3M Options

1	[***]	[***]
2	[***]	[***]
[***]
3	[***]	[***]
[***]
4	[***]	[***]
[***]
5	[***]	[***]
6	[***]	[***]

[***]

Exhibit C	Version 5.1 06/18/09 Page 8 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

Table 2-4. S-BSS P6M Options

1	[***]	[***]

2	[***]	[***]

3	[***]	[***]

Exhibit C	Version 5.1 06/18/09 Page 9 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE

3.0 PAYMENT PLAN

3.1 PAYMENT PLAN

Number	Payment Milestone	Value	Approximate Date	Estimated Calendar Date
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]
8a	[***]	[***]	[***]	[***]
8b	[***]	[***]	[***]	[***]
9a	[***]	[***]	[***]	[***]
9b	[***]	[***]	[***]	[***]
9c	[***]	[***]	[***]	[***]
10a	[***]	[***]	[***]	[***]
10b	[***]	[***]	[***]	[***]
10c	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]
12a	[***]	[***]	[***]	[***]
12b	[***]	[***]	[***]	[***]
12c	[***]	[***]	[***]	[***]
12d	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]
	Total	46,050,767

Exhibit C	Version 5.1 06/18/09 Page 10 of 10

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

Exhibit C2

TerreStar Chipset

Price and Payment Milestone Schedule

Version 3.3	June 25, 2009

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190
Vincent Loiacono, Chief Accounting Officer

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Exhibit C2	Version 3.3 06/25/09 Page 1 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Exhibit C2	Version 3.3 06/25/09 Page 2 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

Exhibit C2	Version 3.3 06/25/09 Page 3 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

LIST OF TABLES

TABLE		PAGE
Table 1-1.	Document Hierarchy	5

Exhibit C2	Version 3.3 06/25/09 Page 4 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

1.1 PURPOSE AND SCOPE

This Exhibit covers the Price Schedule and Payment Plan for the work that will be performed by Hughes Network Systems, LLC (the Contractor) for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of 2 Phases for the TerreStar Chipset.

1.2 DOCUMENT HIERARCHY

Table 1-1. Document Hierarchy

No.	Document	Content

1.	Contract	Terms and Conditions

2.	Exhibit A	S-BSS Statement of Work

3	Exhibit A2	Chipset Statement of Work

4.	Exhibit B	S-BSS Technical Specifications

5.	Exhibit B2	Chipset Technical Specifications

6.	Exhibit C	S-BSS Price Schedule

7.	Exhibit C2	Chipset Price Schedule

8.	Exhibit D	S-BSS Options

9.	Exhibit D2	Chipset Options

Exhibit C2	Version 3.3 06/25/09 Page 5 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

2.0 PRICE SCHEDULE

2.1	CHIPSET BASELINE PRICE

Item	Description	Price
1	[***]	[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
[***]
2	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
3	[***]	[***]
[***]
[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
	SUB TOTAL	$21,436,500

Exhibit C2	Version 3.3 06/25/09 Page 6 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

2.2 CHIPSET OPTION PRICES

Item	Description	Price
1	[***]	[***]
Renewable up to 6 years after November 1, 2010

Exhibit C2	Version 3.3 06/25/09 Page 7 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

3.0 CHIPSET PAYMENT PLAN

Table 1-1: Chipset Payment Milestones
Number	SOW Reference	Payment Milestone	Chipset Amendment Value	Date
1	[***]	[***]	[***]	[	***]
2	[***]	[***]	[***]	[	***]
2a	[***]	[***]	[***]	[	***]
3	[***]	[***]	[***]	[	***]
4	[***]	[***]	[***]	[	***]
5	[***]	[***]	[***]	[	***]
6	[***]	[***]	[***]	[	***]
7	[***]	[***]	[***]	[	***]
8	[***]	[***]	[***]	[	***]
9	[***]	[***]	[***]	[	***]
10	[***]	[***]	[***]	[	***]
11	[***]	[***]	[***]	[	***]
12a	[***]	[***]	[***]	[	***]
12b	[***]	[***]	[***]	[	***]
12c	[***]	[***]	[***]	[	***]
12d	[***]	[***]	[***]	[	***]
13a	[***]	[***]	[***]	[	***]
13b	[***]	[***]	[***]	[	***]
16	[***]	[***]	[***]	[	***]
17	[***]	[***]	[***]	[	***]
18	[***]	[***]	[***]	[	***]
19	[***]	[***]	[***]	[	***]
20	[***]	[***]	[***]	[	***]
21	[***]	[***]	[***]	[	***]
22	[***]	[***]	[***]
	Total		21,436,500

Exhibit C2	Version 3.3 06/25/09 Page 8 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

Table 1-2: Incremental Phase Modulator Payment Milestones
Number	SOW Reference	Payment Milestone	Chipset Amendment Value	Date

1	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]

Table 1-3: Oberon Integration Board Payment Milestones
Number	SOW Reference	Payment Milestones	Chipset Amendment Value	Date

1	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]

Exhibit C2	Version 3.3 06/25/09 Page 9 of 9

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

Exhibit A

TerreStar Satellite Base Station Subsystem

(S-BSS)

Statement of Work

TSN_SAT_2_REQ-Satellite Base Station Subsystem SOW V 3.2

June 26, 2009

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190
Vincent Loiacono, Chief Accounting Officer

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

This document contains information subject to the U.S. Export Administration Regulations (EAR). Re-export or retransfer not in conjunction with the U.S. EAR is prohibited.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 1 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

Revision History

Date	Version	Description	Author
1/31/07	1.0	Initial Release	[***]
1/31/07	1.1	Changed KOR/SRR to 45 days after go ahead	[***]
2/2/07	1.2	Added Clarification to Acceptance Criteria	[***]
2/06/07	1.3	Renamed to correct Execution Copy Errors	[***]
2/07/07	1.4	Clarified Acceptance Criteria for the TVR and ORR	[***]
2/09/07	1.5	Changed the Export Control Language to eliminate ITAR	[***]
1/31/08	2.0	Incorporated CCN #6 Removed references to Release 1 Alpha Minor editorial updates	[***]
5/1/08	2.1	Updated milestones for extended schedules. Added upgrade and rollback of releases.	[***]
6/6/08	2.2	Amendment 2 Update for extended schedule	[***]
6/13/08	2.3	Further Amendment 2 Updates	[***]
6/17/08	2.4	Final Amendment 2 Changes	[***]
2/05/09	3.0	Amendment 3 Changes	[***]
4/3/09	3.1	Amendment 4 Changes (Including Launch Date of July 8,2009)	[***]
6/26/09	3.2	TSN Feedback from 3.1	[***]
7/8/09	3.3	TSN/HNS agreed clarifications	[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 2 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

Revision History

1	Introduction	4
1.1	Purpose and Objective	4
1.2	Scope	4
2	Applicable Specifications	5
3	Requirements	6
3.1	General Requirements	6
3.2	Program Management	7
3.3	System Design and Development	10
3.4	Production and Implementation	14
3.5	Technical and Operational Verification Phase	15
3.6	System Deliverables	16
3.7	Deployment	17
3.8	Technical Verification	17
3.9	Operational Verification	17
3.10	First Call	18
3.11	Documentation	18
3.12	Training	24
3.13	Customer Furnished Equipment	24
4	Project Schedule	26
4.1	General	26
4.2	Program Milestones	26
4.3	Operational Verification	29
4.4	Operational Capability	31

Figure 3-1 S-BSS Test Objectives	16
Figure 3-2 Contract Deliverable Schedule	18
Figure 3-3 Documentation Specification Tree	23
Figure 4-1 High Level S-BSS Project Schedule	26
Figure 4-2 Technical Meetings	27
Figure 4-3 Integration and Test High Level Schedule	28
Figure 4-4 Operational Verification High Level Schedule	30

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 3 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

1 Introduction

1.1 Purpose and Objective

This statement of work (SOW) defines the program partnership, tasks, deliverable data, and schedules for the design, development, manufacture, installation, test, integration with the TerreStar Network (TSN) and the ongoing support of the satellite base station subsystem. The SOW defines the design, development, integration, test, deployment, integration with the TSN, and operational verification of two Functionality Releases anticipated for full S-BSS functionality. At Provisional and Final Acceptance an operations and maintenance (O&M) handover shall occur.

1.2 Scope

Contractor shall develop the satellite base station subsystem (S-BSS) within the satellite segment of the TSN. The satellite segment includes the [***]. The development of the two functionality releases shall include all tasks necessary to bring the S-BSS into Initial Operational Capability and Full Operational Capability as a part of the TSN and shall progressively add functionality until full S-BSS functionality is attained. These tasks include:

•	S-BSS Operational Concepts Development

•	S-BSS Design, Development, Fabrication, Spare Parts, Implementation, Integration and Test

•	S-BSS Delivery and Technical and Operational Performance Verification

•	Satellite Segment Integration and Test

•	Documentation

•	Training

•	Program Management

The S-BSS interfaces with the [***]. It shall include a [***] defined in Exhibit B, TSN_SAT_2_TRD-S-BSS Functional Requirements. The S-BSS interfaces to [***]. The S-BSS shall be composed of two components of equipment located at the satellite gateways in Ontario, Canada, and North Las Vegas, Nevada (NLV) and an S-BSS Test Bed located at a TerreStar facility to be identified prior to shipment.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 4 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

2 Applicable Specifications

The S-BSS development shall conform to the requirements in the following specifications.

[***]

The following documents are included as reference documents to ensure all components of the satellite segment are designed in a consistent manner where applicable.

[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 5 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

3 Requirements

3.1 General Requirements

3.1.1 S-BSS Development

The Contractor shall perform all tasks necessary to design, prototype, develop, implement, install, test, and operationally deploy a satellite base station subsystem which meets the requirements set forth in this SOW, the TSN_SAT_2_TRD-S-BSS Functional Requirements, and the other documents that comprise the S-BSS contract. To facilitate a progressive development of S-BSS functionality, the S-BSS project shall include a succession of two functionality releases as defined in Exhibit B, TSN_SAT_2_TRD-S-BSS Functional Requirements. The definitions contained in the Exhibit B were determined based on the following TerreStar requirements. (Note: Release 1 is separated into 3 point releases defined below) Release 1.0 shall contain the capacity and functionality that TerreStar requires to perfect the Mobile Satellite Services (MSS) Spectrum no later than the end of the second quarter of 2009. [***]. The following are the major program milestones:

[***]

Functionality Release 1 shall have a SRR/PDR and Release 1 and 2 shall have a, CTS, Technical Verification Test (TVT) and Operational Verification Test (OVT) in accordance with sections 3.2 and 3.5 with acceptance of the Release occurring after successful completion of Operational Verification. (Release 1.0 shall have an SRR/PDR, CDR, and CTS. Release 1.1 and 1.5 shall have a TVT and OVT) After installation of the Canadian S-BSS, a mutually agreed Release 2 OVT Regression Test that shall consist of a subset of the Release 2 OVT shall be conducted followed by a Canadian gateway ORR. Functionality Release 1.1, 1.5, and 2 shall include documentation updates for all affected S-BSS documents defined in section 3.10 in accordance with the schedule defined in Figure 3-2 Contract Deliverable Schedule. Final Acceptance shall include all documentation updates for all affected documents defined in section 3.11 in accordance with the schedule defined in Figure 3-2 Contract Deliverable Schedule. The dates for the SRR/PDR and CDR shall be determined by mutual consent.

Network capacity for each Operational Verification Test or OVT Regression Test shall be as follows:

[***]

The network capacity at each gateway shall be capable of being used within any of the 550 nominal satellite beams required to cover the Primary and Secondary coverage areas as defined in the satellite specification, in any amount of bandwidth, as selected by TerreStar.

Release 1 Structure for Point Releases

The SBSS will contain 3 point releases for Release 1 in order to phase in functionality.(Please refer to Exhibit B for the technical details.)

Release 1.0 contains feature-set required for the First Call Test and supports single beam functionality.

Release 1.1, contains the basic feature-set for TerreStar’s initial product launch, including narrowband voice and data and supporting 280 beams. Release 1.1 will be tested during TVT-1.1.

Release 1.5 contains additional features as described in Exhibit B and will be tested during TVT-1.5.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 6 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

3.1.2 Acceptance

There will be three acceptance milestones for the S-BSS.

•	Provisional Acceptance includes the following functionality: [***]

•	Operational Acceptance for Release 2 software functionality as defined in Exhibit B [***]

•	Final Acceptance including the following: [***]

3.1.3 Operations and Maintenance Handover

The Contractor shall provide the necessary documentation in accordance with section 3.11 and training in accordance with section 3.12 to transition O&M responsibility to TerreStar. The documentation and training shall be provided during the Operational Verification Phase for handover of O&M responsibilities for Release 1.1 Functionality at Provisional Acceptance. The documentation and training shall be provided during the Operational Verification Phase for handover of O&M responsibilities at Operational Acceptance of Release 2 software functionality. All Release 2 functionality shall be tested using a TerreStar-provided UT by Final Acceptance. Operational Acceptance of Release 2 software functionality includes an upgrade and regression test of the NLV S-BSS. The Contractor shall demonstrate upgrade and regression procedures in the lab.

Note: In the event the TerreStar provided UT does not support the contracted SBSS functionality, the above mentioned tests will be performed in a lab environment in accordance with an agreed upon test plan. Where functional testing is not feasible, the Contractor shall inform TerreStar of the reduced testplan and TerreStar acceptance shall not be unreasonably withheld due to the reduced testplan.

3.2 Program Management

3.2.1 Program Management Organization

3.2.1.1 Program Manager

The Contractor shall assign a full time program manager who has the responsibility for accomplishment of all the tasks defined in this SOW. This shall include planning, directing, controlling and reporting progress on all program activities from contract award through Operational Acceptance.

The Program Manage shall be supported by an Engineering Manager/Chief System Engineer with responsibility for all technical tasks defined in this SOW.

3.2.1.2 Subcontracts

If the Contractor elects to subcontract portions of the contract, the Contractor shall provide technical and administrative subcontract management sufficient to ensure successful performance of all subcontracts. Successful performance is delivery of the required products on time, with full compliance to the technical specifications. Procurement specifications shall be generated for all subcontracts to assure compliance

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 7 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

with the standards and requirements of this contract. The Contractor shall ensure that maintenance and support is provided, either by his own or subcontractor personnel, for the duration of the Operational Verification Phases.

3.2.1.3 Program Communications

The Program Manager shall be the principal interface between the Program and the Contractor’s corporate organization, the Contractor and Subcontractors (if applicable), and between the Contractor and the TerreStar Program Office for all matters relating to the contract. The Program Manager shall also serve as the focal point for the identification and resolution of all problems.

3.2.2 Program Plans

3.2.2.1 Program Management Plan

The Contractor shall prepare and submit a Program Management Plan (PMP) describing the S-BSS Program activities. The plan, at a minimum, shall describe the organizational structure and the contractual and technical lines of communication; define program responsibilities; describe the management objectives and priorities and any risk areas; describe the risk management process; personnel and staffing profiles and any plans for using subcontractors; describe all program interfaces, including any subcontractor interfaces; describe the documentation control and configuration management processes; and describe the quality assurance processes.

The Contractor shall submit a Preliminary PMP with the Contractor’s proposal. The Final PMP shall be submitted at the Kick-Off Meeting. The Program Manager shall manage the S-BSS program in accordance with the approved PMP.

3.2.2.2 Program Schedule

The Contractor shall develop and maintain a Master Phasing Schedule and Detailed Program Schedules. The Master Phasing Schedule shall clearly identify all key milestones including all hardware, software, and data deliveries, all customer furnished items and the date required, major technical and programmatic reviews, and all TerreStar milestones that are dependent on S-BSS deliveries. The Detailed Program Schedules shall be used by the contractor to plan all tasks, task dependencies, and critical path. The Detailed Program Schedules shall be updated monthly to reflect program progress and provided to the TerreStar PMO with the monthly status report.

3.2.3 Program Management Reviews, Meetings, and Status Reports

3.2.3.1 Kick-Off Meeting

The Contractor shall conduct a Program Kick-Off Meeting 45 days after letter contract go ahead to ensure a mutual understanding on all contractual requirements incorporated into the negotiated contract and the Contractor’s Program Plan. The meeting shall review the total program including contractual, technical, schedule, business conduct and risk and mitigation plans. Business conduct subjects would include topics such as: lines of authority and communication, meeting formats, TerreStar/Contractor Responsibilities, scope change process, etc. The Contractor shall deliver a Kick-Off Meeting data package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 8 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

3.2.3.2 Program Status

The Contractor shall provide TerreStar full visibility into all S-BSS contractual efforts through both formal and informal communications. The formal communications shall be in the form of monthly program reviews, ad hoc meetings to discuss contractual issues, and monthly written reports. The PMP shall specify which metrics will be used to certify milestone completion.

3.2.3.3 Monthly Program Management Reviews

The Contractor shall conduct Monthly Program Management Reviews (PMR) to present a summary of major accomplishments, problems and concerns, and status the Master Phasing Schedule. All technical, schedule and management problem areas shall be identified and discussed with risk and risk mitigation efforts detailed. The schedule review shall include a comparison of the work planned to the work accomplished, an update on staffing status, and a discussion of the activities planned for the next month. The Contractor shall provide summary Project Status Reports at the PMRs. Action items shall be assigned and recorded in an Action Item Log with specific closure dates for each item and a person responsible for resolving the action. All recently closed or on-going action items from previous reviews shall be individually reviewed and discussed. If the Contractor team includes any subcontractors, the monthly reviews shall include a review of the individual subcontractor major accomplishments and problems and concerns, including an update on the schedule progress.

The PMR shall be held in a face-to-face meeting at least once every three months at a mutually agreed location. Other venues for this meeting can be teleconferences, web meetings, video conferences, etc.

The Contractor shall generate an agenda for each PMR and provide a copy to TerreStar one week prior to the review. The Contractor shall generate minutes of the PMRs, including the current status of the Action Item Log, and deliver a copy to TerreStar within one week after the review.

3.2.3.4 Additional Management Reviews

Additional program management meetings shall be scheduled as required to insure TerreStar is fully apprised of status and risk issues that might impact S-BSS functionality or delivery date.

3.2.4 Technical Reviews, Meetings, and Reports

3.2.4.1 General

The Contractor shall conduct formal reviews to provide TerreStar an assessment of system performance. These reviews shall include a System Requirements Review (SRR), a Preliminary Design Review (PDR), A Critical Design Review (CDR) a Consent-to-Ship Test Review, an Operational Readiness Review, and an Operational Acceptance Review.

3.2.4.2 SRR

The Contractor shall conduct the SRR at a mutually agreed time to select and present the design concept, to review preliminary trade study results, prototype status, the program schedule, and risk reduction efforts, and to identify S-BSS Configuration Items (CIs). The Contractor shall deliver an SRR Data Package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 9 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

3.2.4.3 PDR

The Contractor shall conduct a PDR at a mutually agreed time. The Contractor shall review the preliminary design and the air interface, link budgets, demonstrate achievability of critical designs, and present the final S-BSS requirements, the final prototyping results of all critical units, the Master Phasing Schedule, the risk assessment and the risk mitigation plans. The Contractor shall deliver a PDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.4 CDR

The Contractor shall conduct a CDR at a mutually agreed time. The Contractor shall present data that verifies the final design meets the S-BSS Performance Specification, including link budgets, the results of all remaining trade studies, the PDR risk mitigation results, the program master schedule, and the subsystem deployment plan including operational facility modifications and support. The Contractor shall deliver a CDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.5 Consent to Ship

The Contractor shall conduct a CTS Review to present the results of the system integration and test activities and the status of deployment preparations prior to shipping and installing at the operational sites. Section 4.2.7 defines the documentation required at this review.

3.2.4.6 Meeting Minutes

The Contractor shall provide reports and/or minutes for each of the technical reviews including a listing of action items with specific closure dates for each item. All engineering assumptions and agreements made or reached during the technical meetings shall be documented in the minutes.

3.2.4.7 Additional Meetings

The Contractor or TerreStar may schedule additional meetings to provide a technical interchange on topics requiring a greater level of detail or involvement of technical specialists. An agenda for each technical interchange meeting (TIM) shall be generated and copies distributed to all participants one week prior to the TIM. The Contractor shall prepare minutes of each TIM, including the assigned action item list, and deliver a copy to TerreStar within one week after the TIM.

3.2.4.8 Readiness Reviews

The Contractor shall conduct Test Readiness Reviews (TRR) prior to formal tests defined in Section 3.5 of this SOW.

3.3 System Design and Development

The Contractor shall perform the system engineering, software design and development, hardware design and development, and prototyping efforts necessary to ensure that the S-BSS satisfies all of the functional and performance requirements set forth in the S-BSS Procurement Specification.

3.3.1 [***]

[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 3.2 6/25/09 Page 10 of 31

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

3.3.2 Export Compliance Analysis

The Contractor shall perform an analysis of the S-BSS components and shall determine the applicable export compliance regulations (e.g. International Traffic in Arms Regulations (ITAR) or Export Authorization Regulations (EAR). A preliminary assessment shall be made by the Kick-Off Meeting. Final rulings from the appropriate export control authorities shall be received NLT PDR.

3.3.3 System Engineering

The Contractor shall establish a system engineering office within the S-BSS program organization and shall maintain this office throughout the duration of the program. This office shall implement and maintain the System Design Plan submitted with the Contractor’s proposal and approved at the Kick-Off Meeting, and shall ensure that all design activities are conducted in accordance with the provisions of the plan.

The system engineering office shall have the overall responsibility of ensuring that the S-BSS is in full compliance with the functional and performance requirements contained in the System Procurement Specification, and agreed to in the CONOPS, the System Performance Specification, and the ICD.

The Contractors system engineering office shall perform the following specific tasks and others as necessary.

3.3.3.1 System Design

The Contractor shall develop, in accordance with the design plan and the S-BSS Functional specification, an S-BSS concept and top level subsystem design and shall document that design in the System Performance Specification (SPS). The system design functions shall be allocated to hardware, software, and procedures and documented in the Hardware Requirements Document, the Software Requirements Document, and the CONOPS.

3.3.3.2 Common Satellite Air Interface Specification Development

The Contractor shall develop an [***].

3.3.3.3 Interface Control Document

The Contractor shall specify all external and internal interfaces in a Subsystem ICD. This document shall [***].

3.3.3.4 Analysis and Simulation

The design, including the air interface and throughout, shall be verified using analysis, prototypes, simulation, and modeling. The interim results and trade studies shall be presented at the SRR with final results and trade studies at the PDR. The Analysis and Simulation Plan shall be presented and agreed to at the Kick-Off Meeting.

3.3.3.5 Control and Management

The Contractor shall develop an S-BSS control and management system integrated into the Satellite Beam Access Subsystem (SBAS) Control and Management System (CMS) to provide a single integrated control console.

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3.3.4 Software Design and Development

3.3.4.1 Software Development Plan

The Contractor shall provide a Software Deployment Plan (SDP) in accordance with paragraph 3.11.1.5 of this SOW. The S/W development shall be managed in accordance with the SDP through delivery of all three functionality releases.

3.3.4.2 Contractor Developed Software

The Contractor shall design, code, integrate, test, deliver, and repair all the software required for subsystem operation and maintenance: including, software installation, S-BSS configuration, monitoring, operation, and maintenance through Operational Acceptance. The Contractor shall specify the software language to be used.

3.3.4.3 Commercial Off-the-Shelf Software Products

If commercial off-the-shelf (COTS) software is used in the design, it shall be products with demonstrable probability for support over the expected life of the S-BSS in accordance with the contract.

3.3.4.4 Software Development

Where Contractor-developed software or Contractor modified commercially available, off-the-shelf software is used as part of the design, the S/W shall be developed or modified in accordance with the Contractor’s approved SDP. The Contractor shall provide all licenses and documentation required for system operation. S/W developed or modified under this contract, including all related documentation and source code, shall be delivered as described in the Contract.

3.3.4.5 Software Design Documentation

The Contractor shall document functional software requirements in the Software Design Specification, validating the traceability of the requirements from the System Performance Specification. The Software Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The software shall be designed, selected or developed to facilitate life-cycle maintenance.

3.3.4.6 Software Test

The Contractor shall generate and use test plans, procedures, and reports to verify that each software configuration item (SWCI) performs in accordance with individual SWCI test specifications and the CI interface requirements. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all software anomalies and submit a report to TerreStar.

The Contractor shall provide all necessary test tools and equipment to support S-BSS integration and test and Technical and Operational Verification.

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3.3.5 Hardware Design and Test

3.3.5.1 Hardware Development Plan

The Contractor shall provide a Hardware Development Plan (HDP) in accordance with paragraph 3.10 of this SOW. The H/W development shall be managed in accordance with the HDP through delivery of all three functionality releases of the S-BSS Program.

The hardware for this program shall consist of a combination of existing COTS, modified COTS, modified Contractor equipment, and, if required, newly developed equipment. The Contractor shall use the latest version of COTS hardware components wherever possible, when consistent with the results of analysis, reliability, availability, performance and other technical factors. The HDP shall clearly define which portions of each HWCI are in each of these categories with a justification for each selection.

3.3.5.2 Contractor Developed Hardware

The Contractor shall perform the planning, coordination, and implementation of the tasks required to develop the S-BSS hardware developed tools, engineering aids, simulators, tests aids, etc.

All hardware designed or modified, developed, manufactured, assembled and tested by the Contractor or its Subcontractors shall be in accordance with the requirements of the Program Product Assurance Plan.

The Contractor shall document functional hardware requirements in the Hardware Design Specification, validating the traceability of the requirements from the System Performance Specification. The Hardware Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The hardware shall be designed and selected or developed to facilitate life-cycle maintenance and to permit access to facilitate replacement of components. The Contractor shall provide recommended procedures for maintaining the equipment in the CI and System Maintenance Procedures.

3.3.5.3 Hardware Test

The Contractor shall generate and utilize test plans, procedures, and reports to verify that each hardware configuration item (HWCI) performs in accordance with individual CI test specifications and the interface requirements for each input and output port. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all hardware anomalies and submit a report to TerreStar.

3.3.6 Prototyping, Demonstrations, and Simulations

3.3.6.1 Analysis and Simulation Plan

The Contractor shall review and analyze all S-BSS requirements, [***], to determine which development activities require prototyping and/or performance demonstrations and which requirements should be tested using simulation. The results of this review shall be documented in the Analysis and Simulation Plan and presented at the SRR.

3.3.6.2 Simulators

The Contractor shall develop simulator(s) in accordance with the requirements agreed to in the Analysis and Simulation Plan. The simulator(s) shall be used for formal test activities as agreed to in the System Integration and Test Plan. The simulators shall be capable of run times that allow for rapid turn around of

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scenarios that facilitate a thorough engineering analysis and design optimization effort. In addition, TerreStar intends to use the simulator(s) after delivery for troubleshooting, verification of new system upgrades, and traffic loading analysis.

3.3.6.3 Prototyping and Demonstration Documentation

Any prototyping or demonstrations shall be completely defined and documented by the Contractor with copies provided to TerreStar. The results of the prototyping and demonstrations shall be documented in a report and summary data shall be presented at the PDR. TerreStar shall have the right to be present at any S-BSS performance demonstrations or simulations.

3.4 Production and Implementation

3.4.1 Production Process, Quality Assurance, and Configuration Management

The Contractor shall establish a production process and be responsible for the procurement, manufacture, assembly, test and integration of the hardware and software required for the delivery of a complete and operating S-BSS.

All production and implementation of deliverable equipment shall be in accordance with the requirements of the S-BSS Hardware Development Plan, Software Development Plan, the Product Assurance Plan, and the Manufacturing Quality Assurance Plan.

The Contractor shall be responsible for the configuration management of the Contractor controlled baseline and shall maintain configuration management until Final Acceptance.

3.4.2 COTS Hardware and Software

3.4.2.1 COTS Procurement

The Contractor shall be responsible for the procurement of the COTS hardware and software and for the verification of its performance. All COTS components shall be selected to facilitate life-cycle maintenance. The configuration shall permit updates and performance of preventive maintenance on a non-interference basis with operations.

3.4.2.2 COTS Performance Verification

The Contractor shall define the specific verification methods to be used to assure the acceptable performance of all COTS hardware and software items selected to fulfill the S-BSS requirements. For equipment acquired from original equipment manufacturers or other vendors, one or more levels of testing may be performed in the factory according to vendor’s methods which conform to industry standards, or according to approved procedures. Factory demonstrations, post-installation verification testing and other standard evaluation methods to ensure that acquired components operate as specified shall be identified in the System Integration and Test Plan. Vendor-supplied documentation, including user’s guides and operation procedures, shall be validated for accuracy and completeness for S-BSS use prior to final acceptance from the vendor.

3.4.2.3 COTS Post Installation Testing

Following installation in the S-BSS, additional COTS functional and performance tests may be required to ensure that the item has been properly integrated with other satellite segment components and continues

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to operate as specified. It shall be the Contractor’s responsibility to insure ongoing system operation and performance in accordance with the requirements of the specification.

3.4.3 S-BSS Integration

The Contractor shall be responsible for the integration of the COTS and all manufactured elements of each CI, including the hardware and software required for system operation, using the System Integration and Test Plan.

3.5 Technical and Operational Verification Phase

The functions and objective performance of each S-BSS Functionality Release shall be verified during a Technical Verification Phase. This phase shall begin with CI integration and test and shall conclude with the TVT, [***].

3.5.1 Integration

The Contractor shall perform integration of all hardware and software elements of all CIs comprising the S-BSS Functionality Releases. The Contractor shall perform integration of the S-BSS with all [***]. The integration activities shall be in accordance with the Contractor developed System Integration and Test Plan (STP), and the Product Assurance Plan and shall include TerreStar engineers under the direction of Contractor management. Full access to all System components at all times shall be granted to TerreStar personnel.

3.5.2 Test

3.5.2.1 General

The Contractor shall demonstrate S-BSS Functionality Release performance in a series of formal tests and demonstrations using simulators/emulators, and actual operational components. The formal tests shall be executed using Test Procedures approved by TerreStar and generated in accordance with the STP and the System Integration and Test Plan. The formal tests and demonstrations shall include active TerreStar and QA participation in execution of procedures. The Contractor shall execute the following formal tests: [***]. Each formal test shall be preceded by a TRR conducted by the Contractor. During the TRR, all aspects of the formal test shall be reviewed and assessed for readiness to start testing including personnel, hardware, software, procedures, and external coordination (i.e. satellite monitoring, external interface support, etc.). A go/no-go assessment is made by TerreStar at the conclusion of the TRR.

3.5.2.2 Test Objectives

Each Formal Test shall accomplish the following:

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Figure 3-1 S-BSS Test Objectives

Test	Objective	Entry Criteria	Success Criteria
Consent-to-Ship	[***]	[***]	[***]
Technical Verification	[***]	[***]	[***]
Operational Verification	[***]	[***]	[***]

3.5.2.3 Test Discrepancies

The Contractor shall use his approved Product Assurance Plan processes to document, correct, and regression test system test discrepancies. These discrepancies shall be corrected prior to the start of the next formal test or at a later time approved by TerreStar.

3.5.2.4 Test Reports

The Contractor shall prepare test reports documenting the results of the test activity, including procedures executed, procedure pass/fail status, discrepancies discovered, and data collected. Discrepancies that cause system degradation or indicate a failure to meet performance specifications shall be discussed with system impact defined and correction plans indicated.

3.6	System Deliverables

The Contractor shall deliver the hardware and software required to provide the full capability and service features for each Functionality Release as described in the S-BSS Functional Requirements.

3.6.1 Satellite Base Station

[***]. The S-BSS, including all its components, shall satisfy the functional and technical requirements specified in the S-BSS Functional Requirements.

3.6.2 Spares

The Contractor shall deliver sufficient initial spares, as defined in the Spares Provisioning Plan, to operate and maintain the S-BSS in accordance with the S-BSS availability requirements set forth in the TSN_SAT_2_TRD-S-BSS Functional Requirements.

3.6.3 S-BSS Test Bed

The Contractor shall deliver and install at a TerreStar facility to be identified prior to shipment an S-BSS Test Bed comprised of a minimal S-BSS configured with sufficient Base Station/channel equipment to fully exercise and test the satellite network, hardware and software upgrades, the air interface, and network configurations in a non-operational environment. The S-BSS Test Bed shall interface [***].

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3.6.4 System Simulators and Test Tools

The Contractor shall deliver to TerreStar and install as appropriate the S-BSS System Simulator(s) used in system development, integration and test, and the technical and operational verification phases.

3.7 Deployment

The Contractor shall provide a System Deployment Plan to define how the S-BSS will be deployed for full revenue service. This plan is described in further detail in the Documentation section.

The Contractor shall perform the planning and engineering necessary to install the S-BSS in the two satellite gateway operational facilities at Ontario, Canada, and NLV, in accordance with TerreStar Engineering and Installation Guidelines (ref Section 2). Required facility modifications will be presented at CDR with all supporting documentation. The Contractor shall provide all S-BSS engineering drawings and other specifications necessary for installation. TerreStar shall provide access to the facilities, as reasonably required by the Contractor, necessary facility modifications, and any required local permits, licenses, etc. A physical audit will be conducted after installation and prior to Technical Verification to ensure all required equipment and documentation is available.

[***]

The Contractor shall be responsible for packing, shipment, unpacking, and installation of the S-BSS to the two satellite gateway sites at NLV and Ontario, Canada and shall do sufficient integrity testing to ensure the S-BSS is ready for the Technical Verification Phase.

3.8 Technical Verification

The S-BSS Technical Specifications for each Functionality Release and all interfaces with the TerreStar Network Segments shall be verified at each satellite gateway operational facility [***]. This verification shall begin after site installation is complete and a TRR is conducted. Tests shall include [***] shall include verification of critical and relevant technical parameters. If the Contractor elects to perform portions of the TVTs without using the in orbit satellite, those test shall be specifically mentioned in the test plan and a strong justification provided.

[***]. Test deficiencies shall be documented and resolution plans developed and implemented.

[***]

[***]

3.9 Operational Verification

The readiness of the S-BSS Functionality Releases to enter operational service shall be verified during an Operational Verification Phase. This phase shall begin after the Technical Verification Review and shall conclude with the completion of the operational demonstration/User Acceptance Test (UAT) for each Functionality Release. [***]. Each test shall be preceded by a TRR conducted by TerreStar.

[***]

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3.10	First Call

The Contractor shall use commercially reasonable efforts to assist TerreStar to establish a voice and data call using the satellite chipset and the S-BSS communicating through the satellite using the 2000 – 2020 MHz and 2180 – 2200 MHz bands as soon as possible after access to the satellite in its orbital position is granted. The parameters of a voice and data call shall be defined by the end of CTS.

3.11 Documentation

The Contractor shall follow industry standard documentation and data management practices and procedures. Data Management shall encompass developed data and data pertaining to COTS products.

For each Functionality Release, the Contractor shall provide COTS manuals for all delivered COTS hardware and software and shall prepare CI and Subsystem Maintenance Procedures for all developed hardware and software.

Documentation shall be delivered in a format compatible with the latest version of Microsoft Office Professional Edition 2003 or higher and can be transferred electronically. Delivery shall be in accordance with the schedules defined below and shall allow a minimum of four weeks for TerreStar review prior to approval. TerreStar shall approve/disapprove all documentation within four weeks of receipt of final copy. Information contained in each document shall be as proposed by the Contractor. The documents to be delivered for the Kick-Off Meeting shall be delivered for review at a mutually agreed date to allow TerreStar sufficient preparation time for the meeting.

Figure 3-2 Contract Deliverable Schedule

Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
Program Master Phasing Schedule	Prelim	Final
Project Mgmt Plan	Prelim	Final
Product Assurance Plan	Prelim	Final
System Engineering Design Plan	Prelim	Final
Software Development Plan	Prelim	Final
Hardware Development Plan			Prelim	Final
Data Management Plan	Prelim	Final
System Performance Specification	Define Approach	Review Proposal	Prelim	Final
Interface Control Document	Define Approach	Review Proposal	Prelim	Final

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Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
CONOPS	Define Approach	Review Proposal	Prelim	Final
Air Interface Specification	Define Approach	Review Proposal	Prelim	6/15/07
System Integration and Test Plan	Concept provided by TerreStar	Review Concept	Draft	Prelim	Final
Analysis and Simulation Plan		Prelim	Final
Export Control Analysis		Prelim		Final
Hardware Requirements Document			Prelim	Final
Software Requirements Document			Prelim	Final
Specification Traceability Matrix			Prelim	Final
Hardware Design Specification				Prelim	Final
Software Design Specification				Prelim	Final
System Operator’s Manual					Prelim	Final
System Deployment Plan				Prelim	Final
Manufacturing QA Plan				Prelim	Final
Spares Provisioning Plan				Prelim	Final
Training Plan				Prelim	Final
System Test Procedures					Prelim	Final
CI and System Build Documentation					Prelim	Final
CI and System Maintenance Procedures					Prelim	Final
Test Reports						Final	required for TVT and OVT

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Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
Project Status Reports							Due at each PMR
Maintenance and Support Plan		Prelim			Final

3.11.1 Documentation Descriptions

3.11.1.1 Program Master Phasing Schedule

The Program Master Phasing Schedule shall define the following:

[***]

3.11.1.2 Program Management Plan

The PMP shall define the structure and management organization used to execute the program (ref. para 3.2.2).

3.11.1.3 Product Assurance Plan

A Product Assurance Plan shall be developed for Hardware Quality Assurance, Data Management and Configuration Management. The Software Quality Assurance and Software Configuration Management processes shall be documented in the Software Development Plan according to normally accepted commercial practice. The Hardware Quality and Configuration Management processes shall use best commercial practices or accepted standards as applicable for the type of hardware being developed. The Product Assurance Plan shall identify all standards used.

3.11.1.4 System Engineering Design Plan

The Contractor shall provide a System Engineering Design Plan that details the system engineering process to be used during the development. A structured, top-down design process that ensures compliance to the SPS shall be used. At a minimum the process shall consider the following: requirements allocation, establishment and maintenance of design budgets; consideration of TerreStar Network design and Satellite Segment design; analysis and simulation efforts; design oversight of the various system, hardware, and software design activities; design optimization; use of common methodologies, tools, procedures and documentation: proactive coordination and resolution of issues with and among design groups; a coordinated test philosophy; and a responsive specification design process with TerreStar visibility and joint Contractor/TerreStar system specification change approval.

3.11.1.5 Software Development Plan

The Contractor shall provide a Software Development Plan in accordance with normally accepted commercial practice. The plan shall be delivered in final at the Kick-Off Meeting.

3.11.1.6 Hardware Development Plan

Contractor shall provide a Hardware Development Plan that defines the hardware development process to be used for the development of new hardware, the integration of COTS, and the modification of COTS. The plan shall define required documentation, use of engineering notebooks, integration processes, discrepancy reporting, and discrepancy correction.

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3.11.1.7 Data Management Plan

The Contractor shall implement a Data Management Plan to manage and control the generation, acquisition and maintenance of technical documents, engineering data, vendor data, manuals, management data and operational support data.

3.11.1.8 Analysis and Simulation Plan

The Contractor shall provide a plan which defines which requirements will be verified by analysis, prototyping, simulation and/or modeling.

3.11.1.9 System Performance Specification

The System Performance Specification shall define the functional performance, interface, logistical, and quality requirements of the S-BSS and shall include a verification matrix to define how and when each requirement in the SPS will be verified (analysis, inspection, test, computer simulation; unit test, subsystem test, etc.).

3.11.1.10 Interface Control Document

The Contractor shall provide an ICD that describes both physically and functionally all internal and external system interfaces. It shall be compatible with existing satellite segment, IP Network, OSS/BSS, and 3G Core/IMS ICDs. The IP Network and 3G Core/IMS ICDs will be provided by TerreStar as described in section 2.

3.11.1.11 System Operations Concept

The Contractor shall develop a System Operations Concept (CONOPS) that describes the operation of the S-BSS within the satellite segment and its interfaces with the IP Network and User Equipment and allocates functional and performance requirements from the SPS to the operational procedures. The document shall be written in a format provided by the Contractor and should include: a system description with functional diagrams, an operations description with data flow diagrams, operation time lines, Human/Machine Interface (HMI), etc. The contractor shall include in the CONOPS likely disaster scenarios with how the S-BSS would allocate frequency and power to the channels and the likely capacity of the satellite segment in each scenario.

3.11.1.12 Common Air Interface Specification

The Contractor shall develop a Common Air Interface (CAI) Specification for [***]

[***]

3.11.1.13 Hardware Requirements Document

The Contractor shall provide a Hardware Requirements Document that allocates functional and performance requirements from the SPS to the system hardware. This document shall be used as the basis for the Hardware Design Specification.

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3.11.1.14 Software Requirements Document

The Contractor shall provide a Software Requirements Document that allocates functional and performance requirements from the SPS to the system software. This document shall be used as the basis for the Software Design Specification.

3.11.1.15 System Integration and Test Plan

The Contractor shall provide a System Integration and Test Plan that reasonably conforms with the Test Concept document previously provided to Contractor and that details the test philosophy and test process to be used to accomplish system integration and technical and operational verification. [***]

Examples of tests that shall be included are: [***]

The Test Plan shall define a problem reporting process that contains defined severity levels with Contractor response and resolution times specified.

3.11.1.16 Specification Traceability Matrix

The Contractor shall generate a matrix showing the flow down of the TerreStar system specifications into the S-BSS subsystem, CIs, and units.

3.11.1.17 Hardware and Software Design Specifications

The Contractor shall provide design specifications for each hardware and software configuration item. The specification shall be written in a format provided by the Contractor and shall include: a configuration item definition, interface definitions, major components, characteristics, design and construction standards, physical and functional characteristic, test requirements, etc.

3.11.1.18 System Operators Manual

The Contractor shall provide complete documentation on the proper operation and features of the S-BSS suitable for the network operators.

3.11.1.19 System Deployment Plan

The System Deployment Plan (SDP) shall include the Contractor’s plan for S-BSS delivery and installation, facility requirements, field service support after Consent-to-Ship, etc. The plan shall also include depot and field support for software and hardware maintenance, spares provisioning, O&M facility modifications, and TerreStar operator, customer service, engineering and field service training.

3.11.1.20 Manufacturing QA Plan

The Contractor shall provide an equipment manufacturing plan showing the inspections, procedures and other quality functions it will use to assure that the deliverable hardware satisfies the program quality requirements.

3.11.1.21 Spare Provisioning Plan

The Contractor shall provide a plan for recommended spare parts inventory to be maintained by TerreStar to assure continued reliable operations.

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3.11.1.22 Training Plan

The Contractor shall develop a plan describing the procedures, materials, media and methodologies it will use to provide training to all subsystem users and operators. Training methods may include, but are not limited to, computer assisted instruction, classroom presentation, supervised on-the-job training, and video tape presentations.

3.11.1.23 System Test Procedures

The Contractor shall develop System Test Procedures to test and validate system performance during the formal test activities.

3.11.1.24 CI and Subsystem Build Documentation

Engineering documentation shall be delivered for all TerreStar funded development. This documentation shall include: design specifications, schematics, wiring diagrams, parts lists, process specifications, assembly instructions, test specifications, quality standards, licenses, or any other documentation needed to technically and legally operate the delivered subsystem. Schematics, wiring diagrams, parts lists and as installed facility drawings shall be provided for each S-BSS location. For S/W developed or modified under this contract, the Contractor shall provide all licenses and documentation required for system operation, including all source code, as described in the Contract.

3.11.1.25 CI and Subsystem Maintenance Procedures

CI and System Maintenance Procedures shall be provided for the S-BSS at each location. These documents shall include: field service manuals, troubleshooting instructions and line replaceable unit (LRU) identification, operating procedures, emergency procedures, network management procedures, Upgrade procedures for Release 1.5 to Release 2, back-out procedures for Release 2 to revert to Release 1.5, should also be provided.

3.11.1.26 Test Reports

The Contractor shall deliver a test report at the conclusion of each formal test activity. These reports are described in paragraph 3.5.2.

3.11.1.27 Project Status Reports

Project Status Reports shall be provided at each PMR as described in paragraph 3.2.3.

3.11.1.28 Maintenance and Support Plan

The Contractor shall develop a Maintenance and Support Plan which details the organization and activities necessary to provide operational support for S-BSS throughout the Warranty period.

3.11.2 S-BSS Specification Tree

Figure 3-3 Documentation Specification Tree shows the specification and manual relationships.

Figure 3-3 Documentation Specification Tree

[***]

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3.12 Training

3.12.1 Training Plan

The Contractor shall generate an S-BSS Operations and Maintenance Training Plan. The Contractor shall impart to TerreStar personnel the skills necessary to operate and maintain the S-BSS in an effective and efficient manner and within subsystem performance specifications.

3.12.2 Training Material

The Contractor shall provide O&M training course materials including course description, curricula, class handouts, and training course materials; provide trained and qualified instructors; and conduct the presentation of the training course.

3.12.3 Training Courses

The Contractor shall develop a training course that address safety, security, familiarization with S-BSS equipment, functionality, air interface design, maintenance, installation, and operation. Course shall be developed for specific job areas to achieve proficiency levels consistent with assigned tasks, as well as skills for overall operation of the S-BSS.

3.12.4 Training Methods

Training methods may include, but are not limited to, computer assisted instruction, classroom presentation, supervised on-the-job training, and video tape presentations.

3.12.5 Training Documents

The Contractor shall prepare the following documents: Training Plan, Training Course Materials, Instructor’s Guide, Operations Certification Procedures and Materials.

3.13 Customer Furnished Equipment

Unless clearly stated in the body of the following, dates for deliverables are TBD; the Contractor and TerreStar shall agree dates at NLT SRR.

The dates for some of the below items are shown in section 3.1.1.

3.13.1 Site Facilities

TerreStar shall be responsible for provisioning the two satellite gateway facilities including the building and associated infrastructure as specified in the System Deployment Plan.

TerreStar shall provide the onsite office space, power, communications, storage, etc for the site installation team.

TerreStar shall provide the Core Network, 3G Core/IMS Segment, and IT segment.

TerreStar shall provide connectivity to the CALEA and E911 services.

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3.13.2 S-BSS Testing

TerreStar shall facilitate the Test Plan coordination between the S-BSS and SBN contracts.

[***]

The maintenance windows shall be coordinated so as not interfere with SBSS testing, as much as possible. In the event they do interfere with SBSS testing, Contractor shall be granted relief from the associated Milestone completion due date and any Liquidated Damages, if applicable.

During this time, Hughes requires that the GRM, SOC, Core, and UT to be available and supported.

During this time, the SBSS is not expected to be operational. During the last 2 weeks of the TVT testing and after the TVT Dry-Run on the Satellite is completed, Hughes shall support, on a second priority basis, TSN OVT.

TerreStar and the Contractor agree that during the period of overlap between TVT and SBN IOT that reasonable effort will be used to ensure maximum availability of shared test resources to both test campaigns.

TerreStar shall provide the User Equipment (UE) and the necessary UE technical support to be used during the Technical and Operational Verification Phases. The UE must be available by [***].

TerreStar shall provide numbering plans as required, IP address plans, telephone numbering plans, or others not later than [***]. (This item was delivered.)

TerreStar shall provide the Core Network, 3G Core/IMS Segment, and IT segment connectivity as required at the Contractor facility for use during development, test, integration and Consent-to-Ship Testing [***].

TerreStar shall provide a functional GRM/GRM simulator at Hughes Lab Facilities by [***], and the operational GRM in the field for field testing by [***].

TerreStar shall provide access to the SBAS and/or SBAS simulators/emulators for Contractor use during development, test, integration, Consent-to-Ship Testing, and Technical and Operational Verification as defined in the System Integration and Test Plan and on a non interference basis with SBN activities.

After S-BSS Acceptance, TerreStar will provide access to the TerreStar Development and Test environments for use during warranty repairs, functionality improvements, integration and test activities, and other development requirements. TerreStar will provide test and development support as mutually agreed.

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

4 Project Schedule

4.1 General

The S-BSS project shall be comprised of several functionality releases as described in section 3.1. The Functionality Release 1.0 and 1.1 phasing is portrayed below. Key dates are provided in section 3.1. Planning for Release 1 starts when a letter contract/MOU is issued and concludes 45 days later with a Kick-Off Meeting. As the Release 1 development progresses and subsystem integration begins, the program enters the Release 1.1 Technical Verification Phase. This Phase concludes with the Release 1.1 TVT and Technical Verification Review and the Release 1.1 Operational Verification Phase begins. During this phase the Contractor shall support an operational demonstration/UAT planned and executed by TerreStar. This phase concludes with S-BSS Provisional Acceptance after the successful completion of the operational demonstration/UAT and the Operational Readiness Review. O&M Handover for Release 1.1 occurs at Provisional Acceptance, for Release 2 software functionality at Release 2 ORR and for the Canadian gateway at Final Acceptance.

Figure 4-1 High Level S-BSS Project Schedule

Subsequent Functionality Releases shall follow the high level project phases shown in Figure 4-1 High Level S-BSS Project Schedule.

4.2 Program Milestones

Program milestones are: Kick-Off Meeting, System Requirements Review, Preliminary Design Review, Critical Design Review, Consent-to-Ship Review, Technical Verification Review, and Operational Acceptance. These are defined below.

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

4.2.1 Planning and Development

Planning and development shall be conducted according to the Contractor’s PMP, System Engineering Design Plan, Hardware and Software Development Plans, and the Product Assurance Plans. Suggested efforts are as follows and required milestones are defined.

4.2.2 Kick-Off Meeting

The Kick-Off Meeting purpose, scope and deliverables are defined in paragraph 3.2.3.1.

4.2.3 System Requirements Review

The SRR purpose, scope and deliverables are defined in paragraph 3.2.4.2. Each Functionality Release shall have an SRR.

Figure 4-2 Technical Meetings

4.2.4 Preliminary Design Review

The PDR purpose, scope and deliverables are defined in paragraph 3.2.4.3. Each Functionality Release shall have a PDR. The PDR for Release 2 may be combined with the SRR by mutual consent.

4.2.5 Critical Design Review

The CDR purpose, scope and deliverables are defined in paragraph 3.2.4.4. Each Functionality Release shall have a CDR.

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

4.2.6 Technical Verification

Technical verification shall be conducted according to the Contractor’s PMP, the System Integration and Test Plan, and the Product Assurance Plan. Suggested efforts are as follows and required milestones are defined. Each Functionality Release shall have a TVT.

Figure 4-3 Integration and Test High Level Schedule

4.2.7 Consent to Ship Review

4.2.7.1 CTS Purpose

Verify the readiness to ship S-BSS to the operational site and the readiness of the operational sites to accept the S-BSS deliverables.

4.2.7.2 CTS Scope

Review CTS test results, operational facility preparations, and deployment preparations. Each Functionality Release and the Canadian gateway hardware delivery shall have a CTS Review.

4.2.7.3 CTS Deliverables

Satellite Base Station; initial spares; S-BSS test tools; lien work-off plan; CI and System Maintenance Procedures; System Test Procedures; CI and System Build Documentation; Test Reports.

4.2.8 Technical Verification Review

4.2.8.1 Technical Verification Review Purpose

There shall be a Technical Verification Review (TVR) for each functionality release to determine: [***]

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

4.2.8.2 Technical Verification Review Scope

During the TVRs the Contractor shall present information on the readiness of the S-BSS including: a review of the TVT results to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem resolution will be available for integration into the operational system; operations and maintenance procedures; S-BSS spares availability; S-BSS stability and availability; and other technical and operational readiness issues.

4.2.8.3 Technical Verification Review Deliverables

Test Reports; technically verified S-BSS; problem report work-off plan.

4.2.8.4 Technical Verification Review Success Criteria

The data presented at the TVR will be assessed and a determination made on the readiness of the S-BSS to enter the Operational Verification Phase. The following criteria shall be met. .

[***]

At Completion of each TVR TerreStar will approve the TVT results or will notify the Contractor in writing of any non-conformances with applicable specifications. Contractor will promptly correct such nonconformity and shall notify TerreStar that the corrections are ready for retest. Upon successful completion of such retest, TerreStar will give its approval. Upon non-successful completion, this process shall repeat. In the event TerreStar fails to provide such written notice within ten (10) days after completion of the TVR, TerreStar will be deemed to have given its approval of TVR.

4.3 Operational Verification

Operational verification shall be conducted according to the Contractor’s PMP, TerreStar System Integration and Test Plan, S-BSS Integration and Test Plan, the Product Assurance Plan, and the jointly developed operational procedures. Suggested efforts are as follows and required milestones are defined. Each Functionality Release shall have an Operational Verification Test and the Canadian gateway S-BSS shall have an OVT regression test.

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

Figure 4-4 Operational Verification High Level Schedule

4.3.1 Operational Readiness Review (ORR)

4.3.1.1 Operational Readiness Review Purpose

There shall be an Operational Readiness Review (ORR) for Functionality Release 1.1, the Canadian Gateway, and Functionality Release 2 to determine: if the required functionality and capacity for the release is operating in accordance with the design and requirements and therefore is ready for revenue generating service.

4.3.1.2 Operational Readiness Review Scope

Review Operational Verification Test results for trouble reports, system stability, operational procedure quality, personnel training, and other pertinent requirements.

During the ORRs the Contractor shall present information on the readiness of the S-BSS including: a review of the S-BSS technical performance during the OVT to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; operations and maintenance procedures; S-BSS spares availability; S-BSS stability and availability; and other technical and operational readiness issues.

4.3.1.3 Operational Readiness Review Deliverables

Operational procedures and trained personnel. Problem report work-off plan.

4.3.1.4 Operational Readiness Review Success Criteria

The data presented at the ORR will be assessed and a determination made on the readiness of the S-BSS to enter Revenue Service. The following criteria shall be met.

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AMENDMENT 4
TerreStar Satellite Base Station Subsystem SOW

[***]

An assessment that the S-BSS is ready for Revenue Service based on the criteria above must be made to successfully complete the OVT and ORR and for Provisional Acceptance, Release 2 Acceptance, and Final Acceptance to occur. At Completion of each ORR TerreStar will approve the ORR or will notify the Contractor in writing of any non-conformances with applicable specifications. Where such non-conformance is attributable to Contractor, Contractor shall promptly correct such non-conformity and shall notify TerreStar that the corrections are ready for retest. Upon successful completion of such retest, TerreStar will give its approval. Upon non-successful completion, this process shall repeat. With respect to each ORR, in the event (i) TerreStar fails to provide such written notice within ten (10) days after completion of the ORR, or (ii) TerreStar fails to complete the ORR within the time schedule set forth in this Contract, or as amended, and such delay is not attributable to Contractor, or (iii) TerreStar puts the S-BSS, or portions thereof, in each case covered by such ORR, delivered by Contractor into revenue generating service, TerreStar will be deemed to have given its approval of the relevant ORR.

4.4 Operational Capability

4.4.1 Initial Operational Capability

The Release 1.1 ORR shall be held prior to the start of Initial Operational Capability (ref. paragraph 3.1).

4.4.2 Release 2 Operational Acceptance

The Release 2 ORR shall be held prior to establishing operational capability for the Release 2 Functionality. Release 2 Functionality Operational Acceptance shall occur after the successful completion of the Release 2 Functionality ORR at NLV.

4.4.3 Full Operational Capability

The S-BSS FOC ORR shall be held prior to the start of Final Acceptance (ref. paragraph 3.1). The S-BSS FOC ORR shall include a summary of the results from the Canadian Gateway Release 2 ORR and the NLV Release 1.1 and Release 2 ORRs. S-BSS Final Acceptance shall occur after the S-BSS FOC ORR and shall be no later than [***].

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AMENDMENT 4
TerreStar Satellite Chipset SOW

Exhibit A-2

TerreStar Satellite Chipset

Statement of Work

TSN_SAT_2_REQ-Satellite Chipset SOW V 2.4

June 25, 2009

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

TerreStar Networks Inc. One Discovery Place 12010 Sunset Hills Road, 6th Floor Reston, Virginia 20190
Vincent Loiacono, Chief Accounting Officer

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

REVISION HISTORY

Date	Version	Description	Author
4/6/2007	0.1	Initial Draft	[***]
4/9/2007	0.2	Draft	[***]
4/11/2007	0.3	Preliminary	[***]
4/16/2007	0.5	Various Negotiation Updates. Made Consistent with S-BSS SOW	[***]
4/23/2007	1.0	Initial Release with Contract	[***]
4/26/2007	1.2	Final Release Version with Contract	[***]
5/13/2008	2.0	Schedule extension	[***]
10/20/2008	2.1	Amendment 3 Final Version	[***]
10/22/2008	2.2	Final Edits	[***]
02/20/09	2.3	Amendment 3 edits to conform to new program plan	[***]
06/25/09	2.4	Amendment 4 edits including Change Notice 8 Realignment, Satellite Delay, Oberon Integration Platform, and Python Workaround	[***]

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AMENDMENT 4
TerreStar Satellite Chipset SOW

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.	Version 2.4 06/25/09 Page iii of 38

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AMENDMENT 4
TerreStar Satellite Chipset SOW

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.3.4.2 Contractor Developed Software	6
3.3.4.3 Software Development	6
3.3.4.4 Software Design Documentation	6
3.3.4.5 Software Test	6
3.3.5 Hardware Design and Test	6
3.3.5.1 Hardware Development Plan	6
3.3.5.2 Contractor Developed Hardware	7
3.3.5.3 Phase 1 Hardware	7
3.3.5.4 Phase 2 Hardware	8
3.3.5.5 Hardware Test	8
3.4 PRODUCTION AND IMPLEMENTATION	8
3.4.1 Production Process, Quality Assurance, and Configuration Management	8
3.4.2 COTS	9
3.4.2.1 COTS Procurement	9
3.4.2.2 COTS Performance Verification	9
3.4.2.3 COTS Post Installation Testing	9
3.5 TECHNICAL AND OPERATIONAL VERIFICATION PHASES	9
3.5.1 General	9
3.5.2 Test Objectives	10
3.5.3 Design Verification	10
3.5.4 Device Qualification Test	10
3.5.5 Phase 2 Lab Integration Test	10
3.5.6 UE Integration	11
3.5.7 Integration with Additional terminals	11
3.5.8 Test Discrepancies	11
3.5.9 Test Reports	11
3.5.10 Technical Verification (reference S-BSS SOW Section 4.2.8)	12
3.5.10.1 Technical Verification Review Purpose	12
3.5.10.2 Technical Verification Review Scope	12
3.5.10.3 Technical Verification Review Deliverables	12
3.5.10.4 Technical Verification Review Success Criteria	12
3.5.11 Operational Verification (reference S-BSS SOW Section 3.5, 3.9, and 4.3)	12
3.5.11.1 Operational Readiness Review (ORR)	12
3.5.11.2 Operational Readiness Review Purpose	12
3.5.11.3 Operational Readiness Review Scope	13
3.5.11.4 Operational Readiness Review Deliverables	13
3.5.11.5 Operational Readiness Review Success Criteria	13
3.6 COMPONENT DELIVERABLES	13
3.6.1 Phase 1 — Discrete Reference Design	14
3.6.2 Phase 2 ASIC Platform	14
3.7 DOCUMENTATION	14
3.7.1 Documentation Descriptions	15
3.7.1.1 Program Master Phasing Schedule	15
3.7.1.2 Program Management Plan	16
3.7.1.3 Product Assurance Plan	16

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.7.1.4 System Engineering Design Plan	16
3.7.1.5 Software Development Plan	16
3.7.1.6 Hardware Development Plan	16
3.7.1.7 Data Management Plan	16
3.7.1.8 System Performance Specification	16
3.7.1.9 Interface Control Document	16
3.7.1.10 Hardware Requirements Document	17
3.7.1.11 Software Requirements Document	17
3.7.1.12 Integration and Test Plan	17
3.7.1.13 Specification Traceability Matrix	17
3.7.1.14 Hardware and Software Design Specifications	17
3.7.1.15 Manufacturing QA Plan	17
3.7.1.16 System Test Procedures	17
3.7.1.17 Test Reports	17
3.7.1.18 Project Status Reports	18
3.7.1.19 Support Plan	18
3.7.1.20 ASIC Data Sheet	18
3.7.1.21 ASIC Procurement Specification	18
3.8 CHIPSET PRICE ESTIMATES	18
3.9 CUSTOMER FURNISHED ITEMS	18
3.9.1 User Terminal Chipset, Vocoder, and Support	18
3.9.2 User Terminals using Phase 1 and Phase 2 Satellite Baseband Hardware	20
3.9.3 CFE Design Materials Deliverables	20
3.9.3.1 Phase 1	21
3.9.3.2 Phase 2	21
3.10 Development FLOW	22
3.10.1 Phase 1 Development	22
3.10.2 Phase 2 Development	23
3.11 OBERON INTEGRATION BOARD DESCRIPTION	23

4.0 PROJECT SCHEDULE	1
4.1 FULL REVENUE SERVICE	4

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AMENDMENT 4
TerreStar Satellite Chipset SOW

LIST OF FIGURES

Figure	Page

Figure 3-1 Chipset Test Objectives	10
Figure 3-2 Phase 2 Development	23

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AMENDMENT 4
TerreStar Satellite Chipset SOW

LIST OF TABLES

Table	Page

Table 3-1. Contract Deliverable Schedule	15
Table 3-2. User Terminal Chipset, Vocoder and Support	18
Table 3-3. User Terminals using Phase 1 and Phase 2 Satellite Baseband Hardware	20
Table 3-4. CFE Design Materials Deliverables — Phase 1	21
Table -3-5. CFE Design Materials Deliverables — Phase 2	21
Table 4-1. Satellite Chipset Master Project Milestones	1

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AMENDMENT 4
TerreStar Satellite Chipset SOW

1.0 INTRODUCTION

1.1 PURPOSE AND OBJECTIVE

This statement of work (SOW) is written as an amendment to the Satellite Base Station Subsystem (S-BSS) Contract. It adds the tasks necessary to complete one of the final critical components of the operational TerreStar Network (TSN), user equipment (UE) comparable in size to today’s terrestrial cellular systems for communication over the TSN.

The Contractor shall supply the GMR-3G Satellite Chipset (the “Chipset”) Platform (Satellite Baseband hardware and the SW Platform) and the Oberon Integration Board to TerreStar.

For the Phase 1 Chipset, the Contractor shall support the TerreStar chosen terminal Vendor who will integrate, manufacture, and supply TerreStar reference terminals based on the technology from Contractor. In addition, the Contractor shall perform all tasks necessary to support the integration, test, troubleshooting, and resolution of all problems associated with the Chipset from start of integration with the terminal supplier through handset certification and from the start of integration with the S-BSS through Provisional and Final Acceptance.

For Phase 2 Chipset, the Contractor shall develop the Oberon Integration Platform and shall integrate the Phase-2 Chipset, with the Oberon Integration Platform, based on the Elektrobit Phase-1 Macroboard. The Contractor shall perform all tasks necessary to support integration of the Oberon Integration Platform with the S-BSS in a lab setting, through the Chipset Final Acceptance.

The purpose of the Oberon Integration Platform is to reduce the requirement for CFEs from TerreStar for the Phase 2 Chipset Work.

Through the Chipset Final Acceptance, support to TerreStar for the RF Chip selected by TerreStar (Freescale Python), shall be provided by Contractor via a support agreement to be entered into between the Contractor and Freescale.

To eliminate any doubt about this Chipset Amendment, TerreStar’s intent with this SOW is that the Contractor deliver satellite chipsets fully integrated with the S-BSS that are capable of the required functionality from both the S-BSS and the Chipset specifications as defined in this contract, as amended, when operating from a terminal vendor supplied UE with Phase 1 Chipsets, and in a lab setting, with the Phase-2 Chipset on the Oberon Integration Platform. For purposes of clarity, it is understood that Contractor’s support for a terminal vendor for the Phase 2 ASIC is not included in the scope of the Chipset Work under this SOW. Any such work, if requested by TerreStar, shall be provided by the Contractor under a separate agreement to be mutually agreed between the Parties.

1.2 SCOPE

The contractor shall be responsible for the design and development of the Chipset within the timeframe defined in the milestone schedule. The schedule is based on a phased approach defined as Phase 1 and Phase 2. Phase 1 minimizes hardware design and development to deliver an interim solution designed to provide market ready handsets to meet the stringent start of revenue service milestones of TerreStar. Phase 1 also includes several SW releases to build functionality. Two market releases shall be certified

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AMENDMENT 4
TerreStar Satellite Chipset SOW

and available for revenue service with the S-BSS functionality as modified through O3M and P6M at Provisional and Final Acceptance. Phase 2 focuses on a custom ASIC hardware solution intended to be a mid term solution on a technology roadmap that leads to a universal chipset. Phase 2 SW shall include the full functionality in the S-BSS and Chipset specifications as modified through O3M, C-PDR, and P6M. In general the scope of the development is as follows:

The Contractor:

•	Integrated Program Management between the S-BSS and the Chipset

•	Systems engineering and evaluation of terminal chipsets

•	Implement the S-BSS developed Common Air Interface and design the necessary SW modules for the Satellite mode protocol in the UE

•	Satellite mode baseband chip design (two phases as defined above)

•	Evaluation of terrestrial RF chipset

•	Development of software for satellite mode layers access stratum and below

•	Integration of satellite mode

•	Support for integration of satellite mode with terrestrial mode

•	Phase 1 Prototype Design, Development, Integration, and Test

•	Phase 2 Oberon ASIC Prototype Design and Development, Integration and Test with the Oberon Integration Board.

•	Documentation

•	Management of ASIC foundry manufacturing, release to production, and ongoing production

TerreStar:

•	Overall Terminal design

•	Selection/supply of baseband terrestrial chipset (ATC baseband)

•	Selection/supply of RF chipset

•

Processor and software for terminal, including: non-access stratum; ATC access stratum; applications including voice codecs and other required terminal features and functions (layers access stratum and below)

•	Staged supply of prototype User Equipment to the Contractor for integration purposes.

•	Access to satellite payload links as agreed in the S-BSS SOW.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

2.0 APPLICABLE SPECIFICATIONS

The Chipset development shall conform to the requirements in the following specifications:

•	Exhibit B, TSN_SAT_2_TRD-S-BSS Functional Requirements

•	Exhibit B2, TSN_SUB_2_TRD-Satellite Chipset Functional Requirements

•	Elektrobit Document, TerreStar Product Certification List, dated April 10, 2007

•	TSN User Web Interface Specification (to be provided NLT C-PDR)

The following documents are included as reference documents to ensure all components of the satellite segment are designed in a consistent manner where applicable.

[***]

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.0 REQUIREMENTS

3.1 GENERAL REQUIREMENTS

3.1.1 Chipset Development

The Contractor shall perform all tasks necessary to design, prototype, develop, implement, test, support integration of the Chipset with the terminal vendor and the S-BSS, and release a Chipset which meets the requirements set forth in this SOW, the Chipset Technical Specification, and the certification requirements that relate to the satellite portion of the UE.

The Chipset development is in two phases as described in Section 1.2 . In Phase 1, the Chipset shall be developed using commercial-off-the-shelf components to minimize development effort and to reduce risk in meeting TSN operational requirements. Features are required to be compatible with and provide the full S-BSS Release 1 functionality. Upgrades shall be developed to be compatible with and provide the full S-BSS Release 2 functionality certified and ready for revenue service at S-BSS Final Acceptance. In Phase 2, the Chipset is integrated in a custom ASIC that supports the full S-BSS and CAI functionality as defined in the TerreStar Network requirements specified in Exhibit B and B2 of this Contract as modified with the O3M, C-PDR, and P6M functionality.

The major releases and the functionality of the Chipset in Phase 1 and Phase 2 are provided in the following table. Note that S-BSS Release 1 Alpha was deleted with CCN 6 to the S-BSS Contract. Release 1 Alpha remains a deliverable software release for the Chipset. The major program milestones are contained in Section 4.0 .

S-BSS Release Baseband Chipset		S-BSS Release 1	S-BSS Release 2
Phase 1 DSP, Discrete	Chipset Release 1 Alpha Functionality	Full S-BSS Release 1 Functionality	[***]

Phase 2 ASIC	N/A	N/A	Full S-BSS Release 2 Functionality and Full Chipset Phase 2 Functionality

For Phase 2, over the air testing is not included in the scope of the Chipset Work under this SOW, and all tests shall be run in a lab environment on the Oberon Integration Board with the Macro Board and SBSS and required simulators.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.2 PROGRAM MANAGEMENT

3.2.1 Program Management Organization

3.2.1.1 Program Manager

The S-BSS dedicated program manager shall assume responsibilities for accomplishment of all the tasks defined in this SOW. This shall include planning, directing, controlling, and reporting progress on all program activities from contract award through Phase 2 UE Certification.

There will be a single Executive Engineering Manager overseeing the chipset and S-BSS activities.

3.2.1.2 Subcontracts

If the Contractor elects to subcontract portions of the contract, the Contractor shall provide technical and administrative subcontract management sufficient to ensure successful performance of all subcontracts. Successful performance is delivery of the required products on time, with full compliance to the technical specifications. Procurement specifications shall be generated for all subcontracts to assure compliance with the standards and requirements of this contract. The Contractor shall ensure that maintenance and support is provided, either by his own or subcontractor personnel, through successful completion of UE certification for both Phase 1 and Phase 2 and through the warranty period.

3.2.1.3 Program Communications

The Program Manager shall be the principal interface between the Program and the Contractor’s corporate organization, the Contractor and Subcontractors (if applicable), and between the Contractor and the TerreStar Program Office for all matters relating to the contract. The Program Manager shall also serve as the focal point for the identification and resolution of all problems.

3.2.2 Program Plans

3.2.2.1 Program Management Plan

The Contractor shall update the S-BSS Program Management Plan (PMP) to include the Chipset Program activities. The update, at a minimum, shall describe the organizational structure changes and any changes to contractual and technical lines of communication; update program responsibilities; update the management objectives and priorities and any risk areas; update the risk management process, if required; update personnel and staffing profiles and any plans for using subcontractors; update all program interfaces, including any subcontractor interfaces; update the documentation control and configuration management processes, if required; and update the quality assurance processes, if required.

The PMP updates shall be submitted at the Chipset Amendment Kick-Off Meeting. The Program Manager shall manage the Chipset program in accordance with the approved PMP.

3.2.2.2 Program Schedule

The Contractor shall update the Master Schedule with Chipset tasks/milestones and shall develop and maintain Detailed Chipset Program Schedules. The Master Schedule shall clearly identify all key milestones including all hardware, software, and data deliveries, all TerreStar-furnished items and the date required, all deliveries to the terminal vendor and the date required, and major technical and programmatic reviews. The Detailed Program Schedules shall be used by the contractor to plan all tasks,

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AMENDMENT 4
TerreStar Satellite Chipset SOW

task dependencies, and critical path. The Detailed Program Schedules shall be updated monthly to reflect program progress and provided to the TerreStar PMO with the monthly status report.

The Contractor may maintain a separate Master Schedule for the Chipset development, however, the program interdependencies between the S-BSS development and the Chipset development shall be contained in each schedule.

3.2.3 Program Management Reviews, Meetings, and Status Reports

3.2.3.1 Kick-Off Meeting

The Contractor shall conduct a Program Kick-Off Meeting as scheduled in Section 4.0 after contract amendment go ahead to ensure a mutual understanding on all contractual requirements incorporated into the negotiated contract and the Contractor’s Program Plan. The meeting shall review the total program including contractual, technical, schedule, business conduct, and risk and mitigation plans and how the Chipset development is coordinated and synchronized with the S-BSS development. Business conduct subjects would include topics such as: lines of authority and communication, meeting formats, TerreStar/Contractor Responsibilities, scope change process, etc. The Contractor shall present a preliminary cost of the Phase 1 and Phase 2 production Chipset. If the preliminary cost is greater than the target cost contained in the contract, the Contractor shall review all cost elements that are the basis of the cost estimate and propose potential cost reduction opportunities. The Contractor shall deliver a Kick-Off Meeting data package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

3.2.3.2 Program Status

The Contractor shall provide TerreStar full visibility into all Chipset contractual efforts through both formal and informal communications. The formal communications shall be in the form of monthly program reviews, ad hoc meetings to discuss contractual issues, and monthly written reports. The PMP shall specify which metrics will be used to certify milestone completion. When reasonable, S-BSS and Chipset formal meetings shall be combined.

3.2.3.3 Monthly Program Management Reviews

The Contractor shall conduct Monthly Program Management Reviews (PMR) in conjunction with the S-BSS PMR. Content of the PMR shall be as described in the S-BSS SOW Section 3.2.3.3.

3.2.3.4 Additional Management Reviews

Additional program management meetings shall be scheduled as required to insure TerreStar is fully apprised of status and risk issues that might impact Chipset functionality or delivery date.

3.2.4 Technical Reviews, Meetings, and Reports

3.2.4.1 General

The Contractor shall conduct formal reviews to provide TerreStar an assessment of system performance. These reviews shall include a System Requirements Review (C-SRR), a Preliminary Design Review (C-PDR), a Critical Design Review (C-CDR) for each phase, and a Chipset Design Verification Test Review for each phase.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.2.4.2 C-SRR

The Contractor shall conduct the C-SRR at a mutually agreed time to select and present the design concept, to review preliminary trade study results, prototype status, the program schedule, and risk reduction efforts. The Contractor shall deliver a C-SRR Data Package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

3.2.4.3 C-PDR

The Contractor shall conduct a C-PDR at a mutually agreed time. The Contractor shall: review the preliminary design, the air interface, and link budgets; demonstrate achievability of critical designs; present the final Chipset requirements, the final prototyping results of all critical units, the program master schedule, the risk assessment and the risk mitigation plans. The Contractor shall present the final cost of the Phase 1 and Phase 2 production Chipset as mutually agreed. The Contractor shall deliver a C-PDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

3.2.4.4 C-CDR

The Contractor shall conduct C-CDRs (Phase 1 and Phase 2) at a mutually agreed time. The Contractor shall present data that verifies the final design meets the Chipset Performance Specification, including link budgets, the results of all remaining trade studies, the C-PDR risk mitigation results, the program master schedule, and the Chipset test and qualification plan. The Contractor shall deliver C-CDR data packages two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

3.2.4.5 Certification Go/No Go Review

The Contractor shall support a UE Certification Go/No go Review held by the Terminal Vendor. The Contractor shall present the results of the Chipset integration and test activities with the Terminal Vendor and the S-BSS including a functionality mapping of Chipset and S-BSS, all open problem reports with a closure plan, certification support activities and expected certification results. The Contractor shall provide a Go/No Go recommendation for proceeding to UE certification.

3.2.4.5 Meeting Minutes

The Contractor shall provide reports and/or minutes for each of the technical reviews including a listing of action items with specific closure dates for each item. All engineering assumptions and agreements made or reached during the technical meetings shall be documented in the minutes.

3.2.4.6 Additional Meetings

The Contractor or TerreStar may schedule additional meetings to provide a technical interchange on topics requiring a greater level of detail or involvement of technical specialists. An agenda for each technical interchange meeting (TIM) shall be generated and copies distributed to all participants one week prior to the TIM. The Contractor shall prepare minutes of each TIM, including the assigned action item list, and deliver a copy to TerreStar within one week after the TIM.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.2.4.7 Readiness Reviews

The Contractor shall conduct Test Readiness Reviews prior to formal tests defined in Section 3.5 of this SOW.

3.3 DESIGN AND DEVELOPMENT

The Contractor shall perform the system engineering, software design and development, hardware design and development, and prototyping efforts necessary to ensure that the Chipset satisfies all of the functional and performance requirements set forth in the Chipset Procurement Specification and that the Chipset as designed will be fully operational with the S-BSS.

3.3.1 UMTS Compatibility

The Contractor shall provide a roadmap for Chipset upgrade from Release 6 to UMTS Release 7 in conjunction with the S-BSS roadmap as described in the S-BSS SOW Section 3.3.1.

3.3.2 Export Compliance

In conjunction with the S-BSS export compliance analysis (ref S-BSS SOW Section 3.3.2), the Contractor shall perform an analysis of the Chipset components and shall determine the applicable export compliance regulations (e.g. International Traffic in Arms Regulations (ITAR) or Export Authorization Regulations (EAR). A preliminary assessment shall be made by the Kick-Off Meeting. Final rulings from the appropriate export control authorities shall be received NLT C-PDR.

3.3.3 System Engineering

The Contractor shall establish a system engineering office within the Chipset program organization and shall maintain this office throughout the duration of the program. This office shall implement and maintain the System Design Plan approved at the Kick-Off Meeting, and shall ensure that all design activities are conducted in accordance with the provisions of the plan.

The system engineering office shall have the overall responsibility of ensuring that the Chipset is in full compliance with the functional and performance requirements and that it is fully operational with the S-BSS. The Contractor’s system engineering office shall perform the following specific tasks and others as necessary.

3.3.3.1 System Design

The Contractor shall develop, in accordance with the design plan and the Chipset Functional specification, a Chipset concept and top level subsystem design and shall document that design in the System Performance Specification (SPS). The system design functions shall be allocated to hardware, software, and procedures, and documented in the Hardware Requirements Document and the Software Requirements Document. User Interface concepts shall be fully documented and coordinated with the Terminal Vendor and TerreStar.

The Contractor shall ensure that the satellite chipset platform interfaces with the selected RF Chipset platform and other handset components to meet the TerreStar link budget requirements.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.3.3.2 Common Air Interface Specification

The Contractor shall ensure the Chipset design supports the GMR-3G CAI developed under the S-BSS SOW (ref BSS SOW Section 3.3.3.2).

3.3.3.3 Interface Control Document

The Contractor shall develop an ICD that defines external and internal interfaces and is compatible with the terminal vendor interfaces.

3.3.3.4 Analysis and Simulation

The Contractor shall perform analysis, simulation and modeling necessary to ensure that the Chipset meets the performance requirements. The results of these studies shall be presented at C-PDR. The Analysis and Simulation Plan shall be presented and agreed to at C-SRR.

3.3.3.5 Control and Management

The Contractor shall ensure the Chipset is compatible with the TerreStar Subscriber Web Interface and that the satellite component of the UE can accept user configuration parameters from that interface. Design to be agreed at C-PDR.

3.3.4 Software Design and Development

3.3.4.1 Software Development Plan

The Contractor shall provide a Software Development Plan (SDP) in accordance with paragraph 3.7.1.5 of this SOW. The S/W development shall be managed in accordance with the SDP through delivery of both Phase 1 and 2. The Contractor shall support the integration and testing of the satellite Phase 1 chipset into the UE and the S-BSS.

3.3.4.2 Contractor Developed Software

The Contractor shall design, code, integrate, test, deliver, and repair all the software required for Chipset operation and maintenance, including, over-the-air software installation in accordance with the Chipset specification to update the UE for full S-BSS Release 2 Functionality. The Contractor shall specify the software language to be used.

3.3.4.3 Software Development

Where Contractor-developed software or Contractor-modified commercially available, off-the-shelf software is used as part of the design, the S/W shall be developed or modified in accordance with the Contractor’s approved SDP. The Contractor shall provide all licenses and documentation required for system operation. S/W developed or modified under this contract, including all related documentation and source code, shall be delivered as described in the Contract.

3.3.4.4 Software Design Documentation

The Contractor shall document functional software requirements in the Software Design Specification, validating the traceability of the requirements from the System Performance Specification. The Software Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for

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AMENDMENT 4
TerreStar Satellite Chipset SOW

every function. The software shall be designed, selected, or developed to facilitate life-cycle maintenance and over-the-air UE modification and updating in accordance with the specification.

3.3.4.5 Software Test

The Contractor shall generate and use test plans, procedures, and reports to verify that each software configuration item (SWCI) performs in accordance with individual SWCI test specifications and the CI interface requirements. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all software anomalies and submit a report to TerreStar.

The Contractor shall support Chipset integration and test with the UE and the S-BSS. The Contractor shall provide all necessary test tools and equipment to support Chipset integration and test with the UE and the S-BSS.

3.3.5 Hardware Design and Test

3.3.5.1 Hardware Development Plan

The Contractor shall provide a Hardware Development Plan (HDP) in accordance with paragraph 3.7.1.6 of this SOW. The H/W development shall be managed in accordance with the HDP through delivery of all functionality releases of the Chipset Program.

All hardware designed or modified, developed, manufactured, assembled, and tested by the Contractor or its Subcontractors shall be in accordance with the requirements of the Program Product Assurance Plan. The Contractor shall document functional hardware requirements in the Hardware Design Specification, validating the traceability of the requirements from the System Performance Specification. The Hardware Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The hardware shall be designed and selected or developed to facilitate life-cycle maintenance and to permit access to facilitate replacement of components. The Contractor shall provide recommended procedures for maintaining the equipment in the CI and System Maintenance Procedures.

3.3.5.2 Contractor Developed Hardware

The Satellite Baseband hardware shall be developed in two phases. The Contractor shall perform the planning, coordination, and implementation of the tasks required to develop the Chipset hardware developed tools, engineering aids, simulators, and tests aids.

3.3.5.3 Phase 1 Hardware

In Phase 1, the Contractor shall design and deliver a reference design using discrete components (ref section 3.1.1 ) capable of performing all Release 1 and 2 functionality in accordance with the specification. A prototype of this design shall be made available to TerreStar’s chosen terminal vendor. The terminal vendor shall manufacture Phase 1 UE. The Contractor shall provide all necessary documentation to enable the terminal vendor to manufacture, integrate, and test the reference platform design in a user terminal. The Contractor shall support the integration and testing of the satellite chipset into the UE.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.3.5.4 Phase 2 Hardware

In Phase 2, the Contractor shall design and deliver the complete satellite baseband in a single custom ASIC capable of performing S-BSS Release 2 functionality. The Contractor shall integrate and test the Satellite Chipset with the Oberon Integration Board.

Oberon Integration Board:

The Contractor shall supply the Oberon Integration Board. This board shall house the custom ASIC (Oberon) as well as the RF Transceiver part (Freescale Python) that was selected by TerreStar. The Oberon Integration Board shall house 2 RF Transceivers in order to support receiver diversity (Note: The RF front end (LNA, PA, filters etc) are not included in the scope of the Chipset Work under this SOW.

The Oberon Integration Board shall be able to operate in a lab bench setting for ASIC DVT and for integration with the S-BSS.

The Oberon Integration Board shall be capable of connecting to the Elektrobit Phase 1 Macro Board. The baseband interface shall be carried through the connector to the Macro Board.

The Oberon Integration Board shall have two connectors capable of connecting to the Elektrobit Phase 1 Front End RF Macro board, supporting one transmit path and 2 receiver paths for receiver diversity.

3.3.5.5 Hardware Test

The Contractor shall generate and utilize test plans, procedures, and reports to verify that each hardware configuration item (HWCI) performs in accordance with individual CI test specifications and the interface requirements for each input and output port. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all hardware anomalies and submit a report to TerreStar. The Contractor shall support Chipset integration and test with the UE and the S-BSS. The Contractor shall provide all necessary test tools and equipment to support Chipset integration and test with the UE and the S-BSS. (In the case of Phase-2, the UE is the Oberon Integration Platform with the Elektrobit Macroboard.)

3.4 PRODUCTION AND IMPLEMENTATION

3.4.1 Production Process, Quality Assurance, and Configuration Management

The Contractor shall establish a production process and be responsible for the procurement, manufacture, assembly, test and integration of the hardware and software required for the delivery of a complete and operating Chipset.

All production and implementation of deliverable equipment shall be in accordance with the requirements of the Chipset Hardware Development Plan, Software Development Plan, the Product Assurance Plan, and the Manufacturing Quality Assurance Plan.

The Contractor shall be responsible for the configuration management of the Contractor-controlled baseline and shall maintain configuration management until completion of Chipset Phase 2 Satellite Chip Final Acceptance in accordance with the schedule in Section 4.0 .

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.4.2 COTS

3.4.2.1 COTS Procurement

The Contractor shall be responsible for the procurement of the COTS hardware and software and for the verification of its performance. All COTS components shall be selected to facilitate life-cycle maintenance. The configuration shall permit SW/FW over-the-air updates over both the satellite and ATC networks where appropriate. The terminal vendor shall be responsible for procuring any required COTS for the reference UE and manufacturing other than the Chipset prototypes provided by the Contractor (ref Section 3.6 ).

If commercial off-the-shelf (COTS) software is used in the design, it shall be products with demonstrable probability for support five years after Phase 2, Release 2 Final Acceptance.

3.4.2.2 COTS Performance Verification

The Contractor shall define the specific verification methods to be used to assure the acceptable performance of all COTS hardware and software items selected to fulfill the Chipset requirements. For equipment acquired from original equipment manufacturers or other vendors, one or more levels of testing may be performed in the factory according to vendor’s methods which conform to industry standards, or according to approved procedures. Factory demonstrations, post-installation verification testing and other standard evaluation methods to ensure that acquired components operate as specified shall be identified in the System Integration and Test Plan. Vendor-supplied documentation, including user’s guides and operation procedures, shall be validated for accuracy and completeness for UE use prior to final acceptance from the vendor.

3.4.2.3 COTS Post Installation Testing

Following installation in the reference UE, additional COTS functional and performance tests may be required to ensure that the item has been properly integrated with other UE components and continues to operate as specified. It shall be the Contractor’s responsibility to insure ongoing satellite UE operation and performance in accordance with the requirements of the specification.

3.5 TECHNICAL AND OPERATIONAL VERIFICATION PHASES

3.5.1 General

The Contractor shall demonstrate Chipset Technical and Functionality performance in a series of formal tests and demonstrations using simulators/emulators, and actual operational components. The formal tests shall be executed using Test Procedures approved by TerreStar and generated in accordance with the System Integration and Test Plan. The formal tests and demonstrations shall include active TerreStar and QA participation in development and execution of procedures and for Phase 1 Chipset, delivery of a working UE from TSN. The Contractor shall execute the following formal tests: For Phase 1 Chipset: DVT, prior to the final delivery of the Phase 1 hardware solutions to the terminal vendor; Technical and Operational Verification Tests in conjunction with the S-BSS; For Phase 2 Chipset: DVT, Lab Integration Test and a Device Qualification Test (DQT). For Phase-1, during the Operational Verification Test executed by TerreStar, the Contractor shall provide Chipset technical support throughout the duration of the test. Each formal test shall be preceded by a Test Readiness Review (TRR) conducted by the Contractor. During the TRR, all aspects of the formal test shall be reviewed and assessed for readiness to start testing including personnel, hardware, software, procedures, and external coordination (i.e. satellite

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AMENDMENT 4
TerreStar Satellite Chipset SOW

monitoring, external interface support, etc.). A go/no-go assessment is made by TerreStar at the conclusion of the TRR.

TerreStar desires joint participation in the TVT and OVT to facilitate a more rapid transition to operations. During the TVT, both TerreStar and Contractor personnel shall take part in the integration and test activities as active members of the test team, under the direction of Contractor management. During OVT, both TerreStar and Contractor personnel shall take part in the test activities as active members of the test team, under the direction of TerreStar management. For the purpose of clarity, the TVT and OVT are for Phase 1 Chipset. The Phase 2 Chipset tests shall be lab tests.

3.5.2 Test Objectives

Each Formal Test accomplishes the following. The Contractor responsibilities for each of these tests are stated in other parts of the SOW.

Figure 3-1 Chipset Test Objectives

Test	Objective	Entry Criteria	Success Criteria

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

3.5.3 Design Verification

The DVT is a hardware centric test. The functions and objective performance of each Chipset Functionality Release shall be verified during a DVT for each phase and each release within a phase.

For the Phase 2 DVT, the 10x bearer channel size shall be tested at the PHY layer between the Oberon Integration Board and the SBSS. (Note: Performance of the 10x bearer channel may be limited by the Python RF Transceiver chip.)

3.5.4 Device Qualification Test

At the completion of DVT, the ASIC Fabrication Vendor must finalize their Device Qualification Testing (DQT) before ramping up high volume production on the ASIC. The DQT encompasses Wafer Process Qualification and Package Qualification requirements. DQT ensures that the ASIC can be reliably manufactured in high volume.

3.5.5 Phase 2 Lab Integration Test

The Phase 2 Lab Integration Test shall demonstrate the integration of the Phase 2 Chipset together with the Oberon Integration Board and the Phase 1 Macro Board with the S-BSS. The Testplan for the Lab Integration Test is to be mutually agreed upon by both parties.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

Note: Scope of the test is limited to functionality supported by the Phase 1 Macro Board. For example, 10x bearer may not be tested in a Full End-to-End test with the S-BSS.

Phase 2 Lab Integration Success Criteria:

-	All technical specifications that can reasonably be tested by the Phase 2 Test Platform are met.

-	Mutually agreed work off plan for all open problem reports that can be closed with the Phase 2 Test Platform

The Phase 2 Test Platform consists of the Oberon Integration Board in combination with the Phase 1 Macro Board and connected to the SBSS with the necessary simulators in a lab environment.

3.5.6 UE Integration

The Contractor shall support integration of all hardware and software elements of Phase 1 into the UE. The Contractor shall use the integrated satellite/ATC UE to perform integration of the UE with the S-BSS and other TSN segments as described in the S-BSS documentation. The integration activities shall be in accordance with the Contractor developed System Integration and Test Plan and the Product Assurance Plan and shall include TerreStar engineers under the direction of Contractor management. Full access to all System components at all times shall be granted to TerreStar personnel.

3.5.7 Integration with Additional terminals

The contractor shall support user terminal integration for up to two additional RF transceiver ASICs with schedule and cost proposed and contracted separately within 3 years from the end of this contract. Subsequent releases/enhancements of a given RF transceiver ASIC with no changes in interface specification will be considered as the same ASIC type and not as another ASIC type.

The contractor shall support user terminal integration for up to two additional ATC Baseband processors with schedule and cost proposed and contracted separately within 3 years from the end of this contract. Subsequent releases/enhancements of a given ATC Baseband processor with no changes in interface specification will be considered as the same ASIC type and not as another ASIC type.

3.5.8 Test Discrepancies

The Contractor shall use its approved Product Assurance Plan processes to document, correct, and regression test system test discrepancies. These discrepancies shall be corrected prior to the start of the next formal test or at a later time approved by TerreStar.

3.5.9 Test Reports

The Contractor shall prepare test reports documenting the results of the test activity, including procedures executed, procedure pass/fail status, discrepancies discovered, and data collected. Discrepancies that cause system degradation or indicate a failure to meet performance specifications shall be discussed with system impact defined and correction plans indicated.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.5.10 Technical Verification (reference S-BSS SOW Section 4.2.8)

Technical verification for Phase 1 shall be conducted according to the Contractor’s Program Management Plan, System Integration and Test Plan (includes S-BSS and Chipset), the Product Assurance Plan, and the Contractor developed test procedures. Suggested efforts are as follows and required milestones are defined. Each Functionality Release shall have a Technical Verification Test.

3.5.10.1 Technical Verification Review Purpose

There shall be a Technical Verification Review (TVR) for Phase 1 and each functionality release within Phase 1 to determine: 1) if the technical performance of the Phase 1 Chipset/S-BSS meets the requirements of Exhibit B and 2) if the required functionality and capacity for the release is operating in accordance with the design and requirements.

3.5.10.2 Technical Verification Review Scope

During the TVRs the Contractor shall present information on the readiness of the Chipset/S-BSS including: a review of the Technical Verification Test results to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; operations and maintenance procedures; Chipset/S-BSS stability and availability; and other technical and operational readiness issues.

3.5.10.3 Technical Verification Review Deliverables

Test Reports; technically verified Chipset/S-BSS; problem report work-off plan.

3.5.10.4 Technical Verification Review Success Criteria

The data presented at the TVR shall be assessed and a determination made on the readiness of the Chipset/S-BSS to enter the Operational Verification Phase. The following criteria shall be met. An assessment that the Chipset/S-BSS is ready for Operational Verification must be made to successfully complete the TVR.

-	All technical specifications required for the release met.

-	Chipset and S-BSS operate together to provide the communications functionality specified

-	All revenue impacting problem reports closed.

-	Mutually agreed work off plan for all open problem reports

3.5.11 Operational Verification (reference S-BSS SOW Section 3.5, 3.9, and 4.3)

Operational verification for Phase 1 shall be conducted according to the Contractor’s Program Management Plan, TerreStar System Integration and Test Plan (includes S-BSS and Chipset), the Product Assurance Plan, and the jointly developed operational procedures. Each Functionality Release shall have an Operational Verification Test.

3.5.11.1 Operational Readiness Review (ORR)

3.5.11.2 Operational Readiness Review Purpose

There shall be an ORR for each Release 1 and 2 for Phase 1 to determine if the required functionality and capacity for the release is operating in accordance with the design and requirements.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.5.11.3 Operational Readiness Review Scope

Review Operational Verification Test results for trouble reports, system stability, operational procedure quality, personnel training, and other pertinent requirements.

During the ORRs the Contractor shall present information on the readiness of the Chipset/S-BSS including: a review of the Chipset/S-BSS technical performance during the Operational Verification Test to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; Chipset/S-BSS stability and availability; and other technical and operational readiness issues.

3.5.11.4 Operational Readiness Review Deliverables

Operationally verified Chipset/S-BSS. Problem report work-off plan.

3.5.11.5 Operational Readiness Review Success Criteria

The data presented at the ORR will be assessed and a determination made on the readiness of the Chipset/S-BSS to enter Revenue Service. The following criteria shall be met. An assessment that the Chipset/S-BSS is ready for Revenue Service must be made to successfully complete the ORR and for Provisional and/or Final Acceptance to occur.

-	All technical specifications required for the release met.

-	All revenue impacting problem reports closed.

-	Chipset/S-BSS system meets availability requirements as defined in Exhibit B.

-	Items identified as required for the ORR in the TVT problem report work off plan successfully completed

-	All Operations and Maintenance Handover tasks completed

-	Mutually agreed work off plan for all open problem reports

3.6 COMPONENT DELIVERABLES

The Contractor shall deliver the hardware and software required to provide the full capability and service features for each Functionality Release as described in the Functional Requirements that are fully compatible with S-BSS. These include:

•

Intermediate Deliverables — Section 4.0 describes several intermediate deliverables the Contractor shall make primarily to the terminal vendor. These deliverables are critical to the work flow required to provide a market ready handset. The deliverables and the associate success criteria shall be defined as described in Section 3.7.1.1

•

Fully Certified (with respect to Satellite Portion) Phase 1 Satellite Component for TerreStar UE, operational in each final factor delivered from the Terminal Vendor, and fully integrated and operational with the S-BSS

•	Discrete Reference Design using COTS HW

•	Release 1 SW , as modified by O3M, C-PDR, and P6M, operational in each form factor

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AMENDMENT 4
TerreStar Satellite Chipset SOW

•	Phase 1, S-BSS Release 2 SW, as modified by O3M, C-PDR, P6M, with all Phase 1 Release 1 problem report resolutions

•	Phase 2 ASIC integrated and tested with the S-BSS

•	o Phase 2 Satellite Chipset Tests: DVT and SBSS Integration Tests with compliance to the Phase 2 Chipset Requirements as can be reasonably tested in the Oberon Integration Board Test Platform.

•	Reference Design using ASIC HW

•	Phase 2, S-BSS Release 2 SW, as modified by O3M, C-PDR, P6M with all Phase 1 problem report resolutions incorporated and can be reasonably tested in the Oberon Integration Board Test Platform.

3.6.1 Phase 1 — Discrete Reference Design

The Contractor shall deliver 30 units reference hardware containing the satellite baseband solution in a form to be agreed at C-PDR. The reference design shall satisfy the functional and technical requirements specified in the Chipset and S-BSS Technical Specifications as modified by O3M, C-PDR, and P6M analyses and shall be fully compliant with all certification requirements. SW/FW for Phase 1 shall be delivered in a minimum of two releases. The initial release shall provide the full capability of the Release 1 S-BSS and the GMR-3G CAI as modified by the O3M, C-PDR, and P6M analyses. The Phase 1/Release 1 HW and SW shall be fully compliant with the certification requirements (ref Section 2.0 ). The final release shall provide the full capability of the Release 2 S-BSS and the GMR-3G CAI as modified by the O3M, C-PDR, and P6M analyses. The Phase 1/Release 2 HW and SW shall be fully compliant with all certification requirements (ref Section 2.0 ).

3.6.2 Phase 2 ASIC Platform

The Contractor shall deliver 10 units of the custom ASIC satellite baseband solution. The ASIC shall satisfy the functional and technical requirements specified in the Chipset Technical and S-BSS Technical Specifications as modified by O3M, C-PDR, and P6M analyses and shall be fully compliant with all certification requirements as can be reasonably tested in the Oberon Integration Board Test Platform. SW/FW for Phase 2 shall be delivered in a minimum of one release. The need for a second release shall be mutually agreed to at C-PDR. The release shall provide the full capability of the Release 2 S-BSS and the GMR-3G CAI as modified by the O3M, C-PDR, and P6M analyses. The Phase 2 HW and SW shall be fully compliant with all certification requirements (ref Section 2.0 ) as can be reasonably tested in the Oberon Integration Board Test Platform.

3.7 DOCUMENTATION

The Contractor shall follow industry standard documentation and data management practices and procedures.

Documentation shall be delivered in a format compatible with the latest version of Microsoft Office Professional Edition 2003 or higher and shall be transferred electronically. Delivery shall be in accordance with the schedules defined below and shall allow a minimum of three weeks for TerreStar review prior to approval. TerreStar shall approve/disapprove all documentation within four weeks of receipt of final copy. Information contained in each document shall be as proposed by the Contractor. The

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AMENDMENT 4
TerreStar Satellite Chipset SOW

documents to be delivered for the Kick-Off Meeting shall be delivered for review at a mutually agreed date to allow TerreStar sufficient preparation time for the meeting.

Table 3-1. Contract Deliverable Schedule

Deliverable	[***]	[***]	[***]	[***]	[***]	Comments
[***]	[***]
[***]	[***]
[***]	[***]
[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]		[***]				[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]				[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]						[***]
[***]						[***]
[***]			[***]	[***]
[***]					[***]
[***]					[***]

3.7.1 Documentation Descriptions

3.7.1.1 Program Master Phasing Schedule

The Program Master Phasing Schedule shall define the following:

•

The top level milestones phased with the TerreStar Master Program milestones and the terminal vendor milestones to ensure Chipset development, test, and integration supports TerreStar program objectives.

•	Detailed task lists that define all the tasks required for successful completion of the program.

Note:	A rolling wave plan may be used that details in high detail the next 3-4 months of effort and lesser detail further out in the time line. As each month goes by, detail is added to maintain the 3-4 month “rolling wave” of detail.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

•

The Master Phasing Schedule shall be delivered and baselined at the Kick-Off review. All milestones required for fully coordinated reference terminal and Chipset programs shall be presented. All coordination milestones shall fully define the item to be delivered (e.g. specification, prototype HW, diagnostic SW, etc), the acceptance criteria to be satisfied before the item is accepted, and the potential impact to subsequent execution of either program and ultimately to UE certification and S-BSS and Chipset Acceptance. Changes to the baseline schedule shall be approved by TerreStar.

3.7.1.2 Program Management Plan

The program management plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.3 Product Assurance Plan

The product assurance plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.4 System Engineering Design Plan

The engineering design plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.5 Software Development Plan

The Contractor shall provide a Software Development Plan in accordance with normally accepted commercial practice. The plan shall be delivered in final at the Kick-Off Meeting.

3.7.1.6 Hardware Development Plan

The Contractor shall provide a Hardware Development Plan that defines the hardware development process to be used for the development of the Phase 1 reference daughter card and Phase 2 ASIC.

3.7.1.7 Data Management Plan

The data management plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.8 System Performance Specification

The System Performance Specification shall define the functional performance, interface, and quality requirements of the Chipset and shall include a verification matrix to define how and when each requirement in the SPS will be verified (analysis, inspection, test, computer simulation; unit test, subsystem test, etc.).

In particular, the performance limits of the Phase 1 deliverables will be identified.

3.7.1.9 Interface Control Document

The Contractor shall provide an Interface Control Document that describes both physically and functionally all internal and external system interfaces.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.7.1.10 Hardware Requirements Document

The Contractor shall provide a Hardware Requirements Document that allocates functional and performance requirements from the SPS to the system hardware. This document shall be used as the basis for the Hardware Design Specification.

3.7.1.11 Software Requirements Document

The Contractor shall provide a Software Requirements Document that allocates functional and performance requirements from the SPS to the system software. This document shall be used as the basis for the Software Design Specification.

3.7.1.12 Integration and Test Plan

The Contractor shall provide a Chipset Platform Integration and Test Plan that reasonably conforms with the Test Concept document previously provided to Contractor and that details the test philosophy and test process to be used to accomplish system integration and technical and operational verification. The plan shall include structured progressively more complex testing, that is, unit tests, CI integration tests, subsystem integration tests, consent-to-ship tests, technical verification tests, and operational acceptance tests. The plan shall define Contractor and TerreStar participation in each test phase. The plan shall specify retest requirements and test environments. The plan shall include a Verification Cross Reference Matrix (VCRM) that maps the requirements of the specifications and the SOW to the test phase and shall indicate the verification method (inspection, documentation, test, or analysis).

The Test Plan shall define a problem reporting process that contains defined severity levels with Contractor response and resolution times specified.

3.7.1.13 Specification Traceability Matrix

The specification traceability matrix as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.14 Hardware and Software Design Specifications

The Contractor shall provide design specifications for each hardware and software configuration item. The specification shall be written in a format provided by the Contractor and shall include: a configuration item definition, interface definitions, major components, characteristics, design and construction standards, physical and functional characteristic, and test requirements, etc.

3.7.1.15 Manufacturing QA Plan

The manufacturing QA plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.16 System Test Procedures

The Contractor shall develop System Test Procedures to test and validate system performance during the formal test activities.

3.7.1.17 Test Reports

The Contractor shall deliver a test report at the conclusion of each formal test activity. These reports are described in Section 3.5.9 .

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Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Chipset SOW

3.7.1.18 Project Status Reports

The project status reports, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.19 Support Plan

The Contractor shall develop a Support Plan which details the organization and activities necessary to provide support for Chipset.

3.7.1.20 ASIC Data Sheet

The Contractor shall provide an ASIC Data Sheet that describes the interfaces, pin-outs, and registers.

3.7.1.21 ASIC Procurement Specification

The Contractor shall provide an ASIC procurement specification that defines the ASIC marking, I/O loading, and electrical parameters.

3.8 CHIPSET PRICE ESTIMATES

The consumer market for cellular equipment has proven to be extremely sensitive to internal component prices. Small percentage increases can cause the handset price to exceed consumer expectations and result in reduced sales. With this background, it is imperative that the Contractor and TerreStar work together to ensure a Chipset price that is in line with TerreStar market needs and competitive with other consumer wireless devices. This process will evolve from preliminary cost estimates through to final pricing including volume discounts. The Contractor shall support TerreStar in developing these price estimates starting at C-SRR. All pricing will be finalized in a subsequent Production Contract.

3.9 CUSTOMER FURNISHED ITEMS

TerreStar shall provide suitable design documentation and support materials according to the following schedules.

3.9.1 User Terminal Chipset, Vocoder, and Support

Note: Anywhere ATC baseband processor is mentioned in the following tables it may mean ATC baseband chip only, ATC baseband chip plus multimedia accelerator, or ATC baseband chip plus additional application processor.

Table 3-2. User Terminal Chipset, Vocoder and Support

Section	Reference	Requirement
3.9.1	1	TerreStar shall conclude the evaluation and selection of the ATC Baseband Processor and the Satellite RF chipsets by [***].
	2	TerreStar shall provide the detailed specification, reference development boards, samples and access to the design support of ATC Baseband Processor and Satellite RF chipsets by [***].

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3	Final Vocoder selection and specifications by [***] (The Contractor and TSN in cooperation).
4	TerreStar shall provide the vocoder software in suitable form for the satellite mode that resides in the ATC Baseband processor by [***].
5	TerreStar shall provide the support to define the Hardware and Software ICD between the Satellite and ATC Baseband in accordance with the Deliverable Schedule in Table 3-4.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.9.2 User Terminals using Phase 1 and Phase 2 Satellite Baseband Hardware

Table 3-3. User Terminals using Phase 1 and Phase 2 Satellite Baseband Hardware

Section	Reference	Requirement
3.9.2	1	TerreStar shall provide non-form (“Macro Based”) fit prototype User Equipment (UE) that uses the Phase 1 Satellite Baseband solution in accordance with the milestone schedule in Section 4. Twenty-four (24) units required. Non Access Stratum code required. This is for integration with the Contractor Protocol Stack and Physical Layer
	2	TerreStar shall provide form fit prototype User Equipment (UE) that uses the Phase 1 Satellite Baseband solution by in accordance with the milestone schedule and functionality defined in Section 4. Twenty-four (24) units required.
	3	TerreStar shall provide prototype User Equipment for the Phase 2 ASIC Satellite Baseband solution by providing and supporting 8 Phase 1 Macro Boards. For purposes of clarity, TerreStar support shall include SW updates for the Phase 1 Macro board where modifications are required to support Oberon specific functionality.
	4	TerreStar shall provide the necessary UE technical support during the Integration, Technical, Design, and Operational Verification Phases.
5

TerreStar shall provide a phone test tool to exercise and monitor message activity of the Non-access Stratum (NAS) stack on the ATC baseband processor. Need time no later than [***]. The test tool is ATC Baseband Processor dependent. The desired capabilities are as agreed in a telcon between the terminal vendor and the Contractor on [***], and include: scripting and logging functionality; interfaces to monitor UMTS L2/L3 layer activity; interfaces to monitor GMR3G L2/L3 activity. This test tool will be used to drive the UE when testing with S-BSS. The Contractor will require training and technical support on the prototypes and test tool. TerreStar shall provide a date the test tool is available for Contractor use at C-SRR.

This shall be met by TerreStar providing and supporting 8 Phase 1 Macro Boards during the Phase 2 Development.

3.9.3 CFE Design Materials Deliverables

TerreStar shall provide suitable design documentation and support materials according to the following schedule.

TerreStar shall support the integration of the software in the ATC Baseband processor that includes training and documentation. The integration of the satellite mode with the ATC Baseband processor may involve modifications to the terrestrial mode physical layer drivers and access to terrestrial mode data.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.9.3.1 Phase 1

All CFE material in Table 3-4 has been delivered except item 14, at the time of the finalization of this SOW. Therefore, no further activity in this area is required, except for item 14, which is an on-going activity during Phase 1.

Table 3-4. CFE Design Materials Deliverables — Phase 1

Section	Reference	Requirement
3.9.3.1	1	[***]	[***]
	2	[***]	[***]
	3	[***]	[***]
	4	[***]	[***]
	5	[***]	[***]
	6	[***]	[***]
	7	[***]	[***]
	8	[***]	[***]
	9	[***]	[***]
	10	[***]	[***]
	11	[***]	[***]
	12	[***]	[***]
	13	[***]	[***]
	14	[***]	[***]

3.9.3.2 Phase 2

The Phase 2 ATC Baseband (Infineon PMB8878) chip and RF chip (Python) are the same as Phase 1. Note that the Python chip in Phase 2 shall use the DIGRF3G interface to the Phase 2 Satellite BB Chipset.

Table -3-5. CFE Design Materials Deliverables — Phase 2

Section	Reference	Requirement
3.9.3.2	1	[***]	[***]
	2	[***]	[***]
	3	[***]	[***]
	4	[***]	[***]
	5	[***]	[***]
	6	[***]	[***]
	7	[***]	[***]
	8	[***]	[***]
	9	[***]	[***]
	10	[***]	[***]
	11	[***]	[***]
	12	[***]	[***]

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AMENDMENT 4
TerreStar Satellite Chipset SOW

13	[***]	[***]
14	[***]	[***]
15	[***]	[***]

3.10 DEVELOPMENT FLOW

3.10.1 Phase 1 Development

Once the selection of the ATC Baseband and RF Chips are made, the Contractor shall start the build of the Phase 1 reference platform. The Contractor shall deliver the Phase 1 hardware to the terminal vendor. The terminal vendor shall integrate the Phase 1 hardware into a prototype reference user terminal provided to the Contractor for software verification. The Contractor shall release a minimum of three diagnostic software releases to the terminal vendor at the dates listed in Section 4.0 . Patches and other software problem fixes shall be provided as necessary to successfully complete the reference UE design. These software releases are intended to verify the Phase 1 hardware interfaces and basic receive and transmit functionality. At the completion of the diagnostic integration, the Contractor shall carry out a Design Verification Test (DVT) to validate all performance and functional attributes of the Phase 1 chipset platform. At this point, pre-production parts will be available and the reference UE will be provided to the Contractor. The Contractor shall then be responsible for integration and test of the satellite air interface protocol as described in the S-BSS SOW. TerreStar and the reference terminal vendor shall support this integration and test as necessary to resolve issues that arise.

Note that the Release 1 TVT and OVT are split into two separate campaigns: Release 1.1 and Release 1.5 with release content as defined in the SBSS SOW and Technical Specification.

[***]

Figure 3-1 Phase 1 Development

3.10.1.1 Incremental Phase Modulator For Phase 1

In order to accommodate the frequency offset limitation of the Python RFIC chip, an Incremental Phase Modulator is required in the Phase-1 Chipset. Contractor to add the Incremental Phase Modulator (“IPM”) to the FPGA that is part of the Phase-1 Chipset solution, and to add the necessary software to control this new FPGA function.

The IPM will be implemented in the FPGA and rotates the phase of the I and Q signals according to the desired frequency offset. The IPM is used within the Python’s frequency offset step size. Larger frequency offsets require Python frequency offset correction and a corresponding IPM correction in the FPGA.

Freescale Python Requirements (CFE):

The Python firmware must allow direct programming of the M and N registers in the TX PLL by the AS/PHY software.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

3.10.2 Phase 2 Development

The Phase 2 development under this SOW shall use the same RF chip and ATC Baseband chip as Phase 1.

In Phase 2 Development, the ASIC development can begin once the foundry is selected for fabrication. The ASIC development process includes design, verification, physical design and fabrication. The ASIC prototypes shall be provided to Contractor for placement on the Oberon Integration Board. The ASIC shall be verified using Contractor diagnostic releases on the Oberon Integration Board in combination with the Phase 1 Macro Board. At the completion of the diagnostic integration, the Contractor shall carry out a DVT to validate all performance and functional attributes of the Phase 2 chipset platform. At this point, pre-production parts will be available. The Contractor shall then be responsible for integration and test of the satellite portion, including all mobility functionality, with the S-BSS in a lab environment. TerreStar shall support this integration and test as necessary to resolve issues that arise.

After DVT, the Contractor will also carry out DQT after which the production ASICs will be made available to TerreStar.

[***]

FIGURE 3-2 PHASE 2 DEVELOPMENT

3.10.2.1 Oberon Integration Platform for Phase 2 Development

The Oberon Integration Platform shall be developed by Contractor with technical capabilities as described in Exhibit B2. This includes the development and testing of a board to house the Oberon ASIC. The Oberon Integration Platform will interface to the Phase-1 Makroboard and will be tested with the SBSS in a lab setting.

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AMENDMENT 4
TerreStar Satellite Chipset SOW

4.0 PROJECT SCHEDULE

As stated throughout this SOW, the Chipset and S-BSS development, through the Chipset Amendment, are considered one program with three projects (S-BSS, Phase1 Chipset, and Phase 2 Chipset). In addition, the Chipset and terminal vendor projects are critically interdependent. Each of the milestones identified in Section 3.9 above, the tables below, and others to be identified in more detailed planning between the parties, is critical to developing an operational UE. If the Contractor or TerreStar fail to meet a milestone, the lost schedule time may not be recoverable. The Contractor and TerreStar shall make best efforts to meet each milestone with the required functionality. Continual monitoring of program progress shall be made with schedule risks and potential impacts identified as soon as possible. If a milestone is missed, the affected party shall immediately notify the other of the impact to future deliveries. Both parties shall work to mitigate the impact and recover the lost schedule time if possible. Mitigation actions shall be mutually agreed and direction to implement the mitigation plan shall be made by TerreStar.

TABLE 4-1. SATELLITE CHIPSET MASTER PROJECT MILESTONES

No.	Milestone Activity	Purpose	Date

1.	[***]	[***]	[***]

2.	[***]	[***]	[***]

3	[***]	[***]	[***]

3a.	[***]	[***]	[***]

4.	[***]	[***]	[***]

5.	[***]	[***]	[***]

6.	[***]	[***]	[***]

7.	[***]	[***]	[***]

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AMENDMENT 4
TerreStar Satellite Chipset SOW

TABLE 4-2. SATELLITE CHIPSET PHASE 1 PROJECT MILESTONES

No.	Milestone Activity	Purpose	Date

1.	[***]	[***]	[***]

2	[***]	[***]	[***]

3	[***]	[***]	[***]

4	[***]	[***]	[***]

5	[***]	[***]	[***]

6	[***]	[***]	[***]

7	[***]	[***]	[***]

8	[***]	[***]	[***]

9	[***]	[***]	[***]

10	[***]	[***]	[***]

11.	[***]	[***]	[***]

11a	[***]	[***]	[***]

12.	[***]	[***]	[***]

13.	[***]	[***]	[***]

13a	[***]	[***]	[***]

13b	[***]	[***]	[***]

13c	[***]	[***]	[***]

14	[***]	[***]	[***]

14a	[***]	[***]	[***]

15	[***]	[***]	[***]

15a	[***]	[***]	[***]

16	[***]	[***]	[***]

17	[***]	[***]	[***]

[***]6.3 CTS_R1_SERV_002 – UT to UT Ping 6-8[***]6.4 CTS_R1_SERV_003 – UT to UT 2.45 Kbps Voip 6-10

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Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 4
TerreStar Satellite Chipset SOW

The table below lists the project milestones for the Transmitter Incremental Phase Modulator for the Phase 1 Chipset.

TABLE 4-2A. INCREMENTAL PHASE MODULATOR FOR PHASE 1 PROJECT MILESTONES

No.	Milestone Activity	Purpose	Date

1	[***]	[***]	[***]

2	[***]	[***]	[***]

3	[***]	[***]	[***]

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AMENDMENT 4
TerreStar Satellite Chipset SOW

TABLE 4-3. SATELLITE CHIPSET PHASE 2 PROJECT MILESTONES

No.	Milestone Activity	Purpose	Date

0	[***]	[***]	[***]

1	[***]	[***]	[***]

1a	[***]	[***]	[***]

2.	[***]	[***]	[***]

3	[***]		[***]

4	[***]	[***]	[***]

5	[***]	[***]	[***]

6	[***]	[***]	[***]

7	[***]	[***]	[***]

8	[***]	[***]	[***]

9	[***]	[***]	[***]

10	[***]	[***]	[***]

The below table shows the project milestones for the Oberon Integration Platform.

TABLE 4-3A. OBERON INTEGRATION PLATFORM PROJECT MILESTONES

No.	Milestone Activity	Purpose	Date

1	[***]	[***]	[***]

2	[***]	[***]	[***]

3	[***]	[***]	[***]

4	[***]	[***]	[***]

5	[***]	[***]	[***]

4.1 FULL REVENUE SERVICE

The Chipset/S-BSS Release 1 Operational Readiness Review shall be held prior to the Start of Revenue Service (ref S-BSS SOW paragraph 3.1 ). The Key Milestone, Provisional Acceptance, shall be not later than [***].

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